Exhibit 10.14

AIRLINE-AIRPORT LEASE AND USE AGREEMENT

BETWEEN

BROWARD COUNTY

AND

SPIRIT AIRLINES, INC.

(i)

XXIII.	SUBORDINATION, CONSTRUCTION AND SAVINGS CLAUSES	37

XXIV.	GOVERNMENT INCLUSION	38

XXV.	CONFORMITY OF LEASE	40

XXVI.	TRANSITION PROVISIONS AND EFFECTIVE DATE	40

XXVII.	PUBLIC USE/COUNTERPARTS	42

(ii)

AIRLINE-AIRPORT

LEASE AND USE AGREEMENT

THIS LEASE AND USE AGREEMENT, hereinafter referred to as “Agreement,” is entered into between Broward County, a political subdivision of the State of Florida, hereinafter referred to as “County,” and Spirit Airlines, Inc. a corporation organized and existing under the laws of the State of Michigan, and either qualified to do business in the State of Florida or legally authorized to do business in the State of Florida without having so qualified, hereinafter referred to as “Airline”;

W I T N E S S E T H :

WHEREAS, County is the owner of the Fort Lauderdale-Hollywood International Airport, located in Broward County, State of Florida (“Airport”); and

WHEREAS, County has the right to lease and license the use of the property on the Airport and has full power and authority to enter into this Agreement in respect thereof; and

WHEREAS, Airline, as duly authorized by governmental authority, is engaged in the business of air transportation with respect to persons, property and mail at the Airport and elsewhere; and

WHEREAS, Airline requires the use of certain specific premises, facilities, rights and privileges in connection with its use of the Airport and with respect to the passenger terminal complex and County is willing to assign, license and grant the same to Airline upon the terms and conditions hereinafter stated.

WHEREAS, contemporaneously herewith, County and Airline have executed that certain Addendum to this Agreement, which modifies certain provisions of this Agreement; and

NOW, THEREFORE, for and in consideration of the agreements set forth herein, County and Airline agree as follows:

ARTICLE I

DEFINITIONS

The following words, terms and phrases wherever used in this Agreement shall, for the purpose of this Agreement have the following meanings:

1.1	Additional Project

Shall mean (a) any airports and aviation facilities that are not a part of the Airport System as of the date of the Bond Resolution, including all land, buildings, structures, equipment and appurtenances constituting a part thereof, (b) all enlargements of and improvements and additions to any existing or future buildings and structures that constitute the Airport System, and (c) all renewals and replacements of any of the foregoing, which airports, aviation facilities, enlargements, improvements, additions, renewals and replacement are financed as a whole or in part through the issuance of Additional Bonds or with money held in the Aviation Fund.

1.2	Additional Revenue Bonds

Shall mean the additional revenue bonds authorized by this Agreement and issued by the County pursuant to the Bond Resolution to construct any Additional Project, to complete any such Additional Project, and to refund any Additional Revenue Bonds.

1.3	Aircraft Parking Apron

Shall mean that part of the Ramp Area immediately adjacent to the Terminal that is used for the parking of aircraft and support vehicles and the loading and unloading of passengers and cargo.

1.4	Airline

Shall mean Spirit Airlines, Inc., a corporation organized and existing under and by virtue of the laws of the State of Michigan.

1.5	Airline Fees and Charges Sub-Account

Shall mean the airline fees and charges sub-account within the General Purposes Account in the Aviation Fund created by Article IX of this Agreement.

1.6	Airline Premises

Shall mean Exclusively Leased Premises, Preferential Use Premises and Joint Use Premises.

1.7	Airline Representative

Shall mean a person or persons designated and authorized by the MII to act on behalf of all Signatory Airlines to perform the functions specified in Article III hereof.

1.8	Airport

Shall mean the Fort Lauderdale-Hollywood International Airport owned and operated by Broward County.

1.9	Airport Consultant

Shall mean the airport consultant or airport consulting firm or corporation at any given time retained by County pursuant to the Bond Resolution to perform the acts and carry out the duties provided for such Airport Consultant in the Bond Resolution.

1.10	Airport Debt Service Requirement

For any Fiscal Year, shall mean an amount equal to 125 percent of the amount required by the Bond Resolution to be paid in such Fiscal Year into the Interest, Principal and Sinking Fund Accounts of the Bond Fund; plus 100 percent of any required deposits to the Reserve Account in such Fiscal Year.

1.11	Airport Discretionary Sub-Account

Shall mean the airport discretionary sub-account within the General Purposes Account in the Aviation Fund created by Article IX of this Agreement.

1.12	Airport Discretionary Sub-Account Maximum Balance

Shall mean the sum of (a) an amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) of uncommitted money, and (b) any amount or amounts required to repay in a timely manner all obligations incurred by the County pursuant to the provisions of Section 3.6(B) and 9.4 hereof; provided that said amount set forth in (a) above shall be increased or decreased in direct proportion to the changes in the Producer Price Index and provided, further, that said amount set forth in (a) above may be adjusted by agreement between County and MI I from time to time.

1.13	Airport Facilities Improvements and Development Plan

Shall mean the plan prepared annually and modified as necessary by the County, detailing all of its proposed capital additions and improvements to the Airport System. The plan and related budgetary information shall include in general, the details and justification (where appropriate) of each item and the proposed cost thereof, including the proposed method of financing.

1.14	Airport Facilities Improvement and Development Sub-Account

Shall mean the airport facilities improvement and development sub-account within the General Purposes Account of the Aviation Fund created by Article IX of this Agreement.

1.15	Airport Facilities Improvement and Development Sub-Account Maximum Balance

Shall mean an amount equal to Five Million Dollars ($5,000,000), provided that said amount shall be increased or decreased annually in direct proportion to the changes in the Producer Price Index, and provided further that said amount may be increased by agreement between County and MII from time to time.

1.16	Airport Revenue Bonds

Shall mean the revenue bonds authorized and issued by County pursuant to the Bond Resolution to construct the Project, including bonds to complete the Project, and to refund any Airport Revenue Bonds.

1.17	Airport System

Shall mean the real property and airport and aviation facilities constituting the existing Fort Lauderdale-Hollywood International Airport and the North Perry Airport, the Project, any Additional Project, and any airports and aviation facilities added to the Airport System pursuant to this Agreement and the Bond Resolution.

1.18	Annual Budget

Shall mean the annual budget of the Aviation Fund, as amended or supplemented, adopted or in effect for a particular Fiscal Year as provided in the Bond Resolution.

1.19	Aviation Department

Shall mean the County’s Aviation Department or such other named County organization that from time to time may exercise functions equivalent or similar to those now exercised by such Department.

1.20	Aviation Fund

Shall mean the fund established by the Bond Resolution and held by the County to provide for the segregation, of the financial operation of the Airport System in the books and accounts of the County.

1.21	Bond Fund

Shall mean the fund established by the Bond Resolution and held by the Trustee to provide for the segregation of the accounts contained therein.

1.22	Bond Resolution

Shall mean the Revenue Bond Resolution #82-A-2 authorizing Broward County Airport System Revenue Bonds as the same may from time to time be amended and supplemented (as defined in the Bond Resolution).

1.23	Civil Aeronautics Board

Shall mean that agency of the United States government created and established under the name “Civil Aeronautics Authority” under the Civil Aeronautics Act of 1938 and redesignated as the “Civil Aeronautics Board” by Reorganization Plan No. IV of 1940, and continued as an agency of the United States government as the “Civil Aeronautics Board” under the Federal Aviation Action of 1958, or its successor.

1.24	Common Use Area

Shall mean that portion of the Airport designated for the nonexclusive use in common by the public, Airline and other duly authorized users of Airport.

1.25	County

Shall mean Broward County, a political subdivision of the State of Florida.

1.26	County’s Architects and Engineers

Shall refer to County’s architectural and engineering consultants for the Project.

1.27	Current Work Estimate

Shall mean at any time the sum of (1) the actual amount of contracts previously awarded for the Project including change orders, and approved claims, or other claims which in the opinion of County appear to be meritorious, and (2) the then estimated cost of all work necessary to complete the Project.

1.28	Debt Service Reserve Requirement

Shall mean the maximum amount required to be paid by the Trustee on account of the principal of (whether due at maturity or pursuant to a Sinking Fund Requirement) and interest on the Bonds in the then current or any subsequent twelve-month period beginning October 2 and ending on the next succeeding October 1.

1.29	Department of Transportation

Shall mean that agency of the State of Florida created and established under the name “Department of Transportation” under the Governmental Reorganization Act of 1969, or its successor.

1.30	Effective Date

Shall mean that date specified in Section 26.2.

1.31	Exclusively Leased Premises

Shall mean Terminal space leased to, or to be leased to Airline on an exclusive basis.

1.32	Federal Aviation Administration

Hereinafter sometimes referred to as FAA, shall mean that agency of the United States government created and established under the Federal Aviation Act of 1958, or its successor.

1.33	Fiscal Year

Shall mean the then current annual accounting period of the County for its general accounting purposes which period, at the time of entering into this Agreement, is the period of twelve consecutive calendar months ending with the last day of September of any year.

1.34	Gate Position

Shall mean the Aircraft Parking Apron and the holdroom, passenger loading bridge, and appurtenant furnishings in and about the Terminal that are reasonably necessary for the use thereof.

1.35	General Purposes Account

Shall mean the General Purposes Account in the Aviation Fund created by Section 501 of the Bond Resolution.

1.36	Interest Account

Shall mean the interest account in the Bond fund created by Section 501 of the Bond Resolution.

1.37	Investment Obligations

Shall mean:

(i)	Government Obligations;

(ii)	Obligations issued or unconditionally guaranteed as to principal and interest by an agency or person controlled or supervised by and acting as an instrumentality of the United States Government pursuant to authority granted by the Congress;

(iii)	Obligations of any state of the United States or political subdivision thereof other than obligations of Broward County or any political subdivision thereof and obligations rated lower than the three highest grades by a nationally recognized rating agency;

(iv)	Time Deposits; and

(v)	Repurchase agreement with reputable financial institutions fully secured by Government Obligations, subject to the foregoing being permitted investments of municipal funds under and secured in the manner provided by State law.

1.38	Improvements Account

Shall mean the improvements account in the Aviation Fund created by Section 501 of the Bond Resolution.

1.39	Joint Use Premises

Shall mean those areas assigned to two or more scheduled air carriers.

1.40	Landing Area

Shall mean those portions of the Airport (exclusive of buildings, hangars and aircraft storage areas) provided for landing, take-off and taxiing of aircraft, including without limitation approach and turning zones, avigation easements, easements, runways, taxiways, runway and taxiway lights, and other appurtenances in connection therewith.

1.41	Majority in Interest of Airlines (“MII”)

Hereinafter sometimes referred to as “MII,” shall mean at least fifty percent in number of the Signatory Airlines not currently in default and actively engaged in providing air transportation to and from Airport. As of the time when approval of a particular undertaking is requested, such Majority in Interest of Airlines shall have collectively paid more than one-half ( 1/2) of the following:

A.	Terminal fees and charges payable directly to County by all Signatory Airlines during the most recent six (6) month period; and

B.	Landing fees payable directly to County by all Signatory Airlines during the most recent six (6) month period during which none of the Signatory Airlines experienced schedule reductions at Airport because of labor disputes.

1.42	Maximum Gross Landing Weight

Shall mean the maximum landing weight at which each aircraft operated by Airlines is certified by the FAA.

1.43	Non-Revenue Landing

Shall mean any aircraft landing by Airline at Airport for which Airline receives no revenue, and includes irregular and occasional ferry, test, courtesy, inspection, training or other similar trips.

1.44	Operation and Maintenance Expenses

Shall mean the County’s current expenses for the operation, maintenance, and repair of the Airport System as determined in accordance with generally accepted accounting principles, including, without limiting the generality of the foregoing, all ordinary and usual expenses of operation, maintenance, and repair, administrative expenses, salaries, payments to any retirement plan or plans properly chargeable to the Airport System, insurance expenses, engineering expenses relating to the operation, maintenance, or repair of the Airport System, fees and expenses of the Trustee and the Paying Agents, legal expenses, security expenses, fees of consultants, and any other expenses required to be paid by the County under the Bond Resolution or by law, but Operation and Maintenance Expenses shall not include any reserves for extraordinary replacements or repairs, any allowance for depreciation, any principal payment in respect of capital leases or subordinated debt, or any deposits to any fund or account created under the Bond Resolution.

1.45	Operation and Maintenance Requirement

Shall mean as of the date of determination  1/6 of the amount shown by the Annual Budget as Operation and Maintenance Expenses for the then current Fiscal Year.

1.46	Preferential Use Premises

Shall mean the Aircraft Parking Aprons assigned to Airline, and to which Airline shall have the first right of use.

1.47	Principal Account

Shall mean the principal account in the Bond Fund created by Section 501 of the Bond Resolution.

1.48	Producer Price Index

Shall mean the year-to-year percentage change Producer Price Index, formerly known as the Wholesale Price Index, issued by the United States Department of Labor, Bureau of Labor Statistics during the immediately preceding Fiscal Year or the most recent year-to-year report issued; or if such index shall be discontinued a successor index as designated by the United States Government or agreed to by the parties. The base year shall be the Fiscal Year ending September 30, 1983, except that in the case of the Airport Facilities Improvement and Development Sub-Account Maximum Balance, the base year shall be the Fiscal Year Ending September 30, 1986.

1.49	Project

Shall mean the additions, extensions, improvements and betterments to and reconstructions of the Airport System that were constructed utilizing proceeds of the Airport Revenue Bonds.

1.50	Project Director

Shall mean County’s Director of Airport Development or another person designated to perform his functions.

1.51	Project Construction Contract Documents

Shall mean contracts, general, supplementary and special conditions, bond forms and other documents presented to prospective bidders in connection with any contract for the Project or any part thereof.

1.52	Ramp Area

Shall mean the aircraft parking and maneuvering areas adjacent to Terminal.

1.53	Renewal and Replacement Account

Shall mean the renewal and replacement account in the Aviation Fund created by Section 501 of the Bond Resolution.

1.54	Renewal and Replacement Account Requirement

Shall mean that amount necessary to maintain the level of the Renewal and Replacement Account at $1,000,000 in uncommitted monies or such larger amount in any Fiscal Year as the Airport Consultant shall reasonably and prudently certify is necessary for purposes of said account.

1.55	Requesting Airline

Shall mean an airline desiring to provide new or expanded air transportation service to and from Airport but unable to obtain from County adequate Aircraft Parking Apron and Terminal space necessary for such purpose.

1.56	Reserve Account

Shall mean the reserve account in the Bond Fund created by Section 501 of the Bond Resolution.

1.57	Restricted Asset Sub-Account

Shall mean the restricted asset sub-account within the General Purpose Account of the Aviation Fund created by Article IX of this Agreement.

1.58	Revenues

Shall mean:

A.	Except to the extent hereinafter excluded, all income derived by the County from the operation and use of and for the services furnished or to be furnished at the Airport System and all income derived from the ownership and rental of the Airport System and properties financed by subordinated debt as defined in the Bond Resolution; and any proceeds of business interruption insurance.

B.	There shall not be included in Revenues:

1.	Any grants, contributions or donations;

2.	Proceeds from the sale and disposition of the Airport System;

3.	Income derived from the operation of any facilities to which reference is made in Sections 717 and 719 of the Bond Resolution for so long as such facilities are not a part of the Airport System;

4.	To the extent and for so long as such income is pledged to secure the financing for the same, rental income derived from the leasing of any land used in connection with any such facilities if such land is acquired with the proceeds of obligations issued to finance such facilities;

5.	The investment income on, and the income and gains realized upon the maturity or sale of, securities held by or on, behalf of County in any funds and account established by the Bond Resolution;

6.	Any proceeds of insurance other than as mentioned above; and

7.	The proceeds of any borrowing.

1.59	Revenue Landing

Shall mean an aircraft landing by Airline at Airport in conjunction with a flight for which Airline makes a charge or from which revenue is derived for the transportation by air of persons or property, but Revenue Landing shall not include any landing of an aircraft which, after having taken off from Airport, and without making a landing at any other airport, returns to land at Airport because of meteorological conditions, mechanical or operating causes, or any other reason of emergency or precaution.

1.60	Scheduled Air Carrier

Shall mean an air transportation company at the relevant point in time performing air transportation services over specified routes to and from Airport, which air transportation company shall hold any necessary authority to provide such transportation from the appropriate federal or state agencies having jurisdiction to grant such authority, if required under applicable law.

1.61	Sinking Fund Account

Shall mean the sinking fund account in the Bond Fund created by Section 501 of the Bond Resolution.

1.62	Signatory Airline

Shall mean a Scheduled Air Carrier which has an agreement or agreements with County substantially similar to this Agreement.

1.63	Special Purpose Bonds

Shall mean revenue bonds authorized and issued by County to construct any Special Purpose Facilities.

1.64	Special Purpose Facilities

Shall mean any capital improvements or facilities acquired or constructed by County from funds other than Revenues or obligations payable from Revenues and located or to be located on any property included under the definition of Airport System.

1.65	Substantial Completion of Facilities

Shall mean, for those portions of the Terminal concourse facilities completed after substantial completion of Project, such time(s) as County’s Architects and Engineers certify said portions as ready for occupancy in accordance with the construction plans and specifications for the Project.

1.66	Substantial Completion of Project

Shall mean such time as the Terminal ticketing and baggage claim facilities are certified by County’s Architects and Engineers as ready for occupancy in accordance with the construction plans and specifications for the Project.

1.67	Terminal

Shall mean the terminal buildings at the Airport, including any expansion thereof or any improvement thereto.

1.68	Transfer

Shall mean all transfers to the Revenue Account from money remaining in the General Purposes Account after mandatory transfers have been made therefrom to the Revenue Account, the Bond Fund, the Reserve Account and the Renewal and Replacement Account in accordance with the Bond Resolution.

1.69	Transition Period

Shall mean the period of time measured from the date of the initial issuance and delivery of Airport Revenue Bonds to the earliest of the dates established in Section 26.5(A).

1.70	Trustee

Shall mean the trustee at the time serving as such under the Bond Resolution, whether original or successor.

ARTICLE II

LEASE OF PREMISES, USE OF

LEASED PREMISES AND FUEL SYSTEM

2.1	Use of the Airport

Airline, its employees, passengers, guests, patrons and invitees shall have the right to the use in common with other duly authorized users of Airport and appurtenances, together with all facilities, improvements, equipment and services which have been or may hereafter be provided as Common Use Areas at Airport, subject to reasonable rules and regulations.

2.2	Specific Rights at Airport

A.	Airline shall have the right, in addition to all rights elsewhere granted in this Agreement, to use Airport for the following purposes:

1.	The operation of an air transportation system for the carriage of persons, property and mail, including all activities reasonably necessary to such operation.

2.	The landing, taking off, flying over, taxiing, pushing, towing, loading, unloading, repairing, maintaining, conditioning, servicing, parking, storing and testing of aircraft or other equipment, of or operated by Airline, or other tenant Scheduled Air Carrier with which Airline has an agreement, including the right to provide or handle all or part of such company’s operations or services. Any such agreement shall first be approved by County, and County’s approval may be withdrawn at any time upon sixty (60) days notice to Airline and the other Scheduled Air Carrier. County may levy a charge against Airline not to exceed five percent (5%) of Airline’s gross fees for such services.

3.	The sale of tickets, documentation of shipments, handling of reservations, and the loading and unloading of persons, property and mail at Airport by such motor vehicles or other means of conveyance as Airline may desire to use in the operation of its air transportation system; provided, however, that Airline shall only contract with ground transportation carriers licensed and approved by County to deliver property and to carry persons or their baggage to and from the Airport. County shall not unreasonably withhold its approval of the licensing of a ground transportation carrier designated by Airline to transport Airline personnel or lost baggage to and from Airport.

4.	The training at Airport of persons and testing of aircraft and other equipment at Airport, such training and testing to be limited to that incidental to Airline’s air transportation business at Airport. Flight training shall be undertaken by Airline only to the extent permitted by, and subject to the fees and conditions of County’s rules and regulations applicable from time to time.

5.	The purchase of Airline’s requirements of personal property and services incidental to Airline’s air transportation system, including but not limited to fuel, lubricants, food, beverages and any other materials and supplies to be used by or services performed for Airline from any person or company of Airline’s choice.

6.	The sale, disposal and exchange of Airline’s aircraft, engines, accessories, other equipment, materials and supplies, and the exchange of fuel, oil and lubricants with other tenant Scheduled Air Carriers; provided that such right shall not be construed as authorizing the conduct of a separate regular business by Airline, but as permitting to perform such transactions as are incidental to the operation of its air transportation system. Airline shall not have the right to sell fuel, oil and lubricants or provide in-to-plane fuel services to others at the Airport.

7.	The servicing of Airline’s aircraft and other equipment with fuel, oil, lubricants and other materials and supplies at the Aircraft Parking Apron and other locations designated by County for such servicing.

8.	The installation and operation of identifying signs on Airline Premises; and general type, design and location of all of such signs visible to the public shall be subject to County approval.

9.	The installation, maintenance and operation of such radio, communication, meteorological and aerial navigation equipment and facilities in, on and about the Airline Premises as may be necessary or convenient in the opinion of Airline for its operations; provided that the location of such equipment and facilities shall be subject to County approval.

B. 1.	The rights and privileges granted Airline under this Article with respect to the performance of ground services and activities in connection with its air transportation operations at Airport may be exercised by any company or person designated by Airline, provided, however, that no right is hereby conferred upon any supplier of services or materials (other than Airline) regularly operating at Airport to perform services unless it holds a valid lease, license or other agreement with County authorizing it to furnish the material and/or perform the service in question and pays to County an appropriate rental, fee and/or percentage of gross revenue derived as a result of any materials furnished or services supplied to other than Airline.

2.	It is understood that if Airline’s suppliers, contractors and furnishers of services lease, for its or their exclusive use, any portion of Airport or facilities of County, then County may charge only reasonable rentals therefor (which rentals shall be based upon the use and occupancy of County’s property for the conduct of a business therefrom and such rentals shall not contain any increment of charge representing a surcharge upon such person, company, firm or corporation for the right to transact business with Airline on Airport). In addition thereto, County may levy a concession fee against contractors and suppliers of inflight food and beverage catering services to Airline at a rate not to exceed five percent (5%) of such contractors’ or suppliers’ gross annual sales to Airline (exclusive of the amount attributable to this fee) for use or delivery at Airport; and in addition thereto County may charge contractors and suppliers of inflight food and beverage services such percentages of contractors’ or suppliers’ gross annual sales resulting from sales to anyone other than Airline either on or off Airport as may be mutually agreed upon between County and contractors and suppliers of such services.

3.	County shall have the right to levy a charge of not to exceed five percent (5%) of Airline’s gross revenues from the sale by Airline of alcoholic or other beverages or food in a passenger service lounge or other areas established by Airline for such purpose.

C.	The rights and privileges granted to Airline under this Article to contract with third parties for obtaining services and materials shall be subject and subordinate to restrictive agreements, franchises, licenses, and other rights previously granted by County to fixed base operators, ground transportation carriers, and other providers of ground services. Copies of such agreements are available for inspection by Airline at the office of the Aviation Department.

2.3	Premises

County does hereby lease and demise to Airline and Airline does hereby lease and accept from County the Exclusively Leased Premises, the Preferential Use Premises, and the Joint Use Premises set forth on Exhibit C attached hereto. As promptly as possible after Substantial Completion of Project, a modified Exhibit C shall be added to this contract to conform said Exhibit C to “as built” drawings to be furnished by County’s Architects and Engineers.

2.4	Employee Parking Facilities

Airline shall have the right to the use of reasonably adequate vehicular parking facilities for its employees employed at the Airport in common with other employees and located as near as practicable to the Terminal in an area designated by County. County agrees to provide these facilities at rates based only on County’s cost of providing them, including the cost of maintenance and operation thereof, subject to reasonable rules and regulations established by County.

2.5	Right of Access, Ingress and Egress

Airline, its employees, agents, passengers, guests, patrons, invitees, suppliers of materials and services, and its or their equipment, vehicles, machinery and other property shall have the right of access, ingress and egress to and from the Airport in accordance with this Agreement, without charge to Airline directly or indirectly, or to said persons or property except as herein otherwise provided, subject to reasonable rules and regulations of County.

ARTICLE III

FINANCING AND CONSTRUCTION OF

PROJECT AND ADDITIONAL PROJECTS

3.1	The parties agree that the Project shall be constructed in a good and workmanlike manner substantially in accordance with Project Construction Contract Documents developed by County’s Architects and Engineers. County and Airline have approved the schematic drawings of the Project, copies of which are on file at the office of Project Director and are by this reference made a part hereof. The Project total cost used herein has been estimated by the County’s Architects and Engineers based upon these schematic drawings.

3.2	County shall cause County’s Architects and Engineers to develop as expeditiously as possible cost estimates, Project Construction Contract Documents and construction schedules for the Project, all in accordance with Exhibit B. In the development of such Project Construction Contract Documents and construction schedules, County and County’s Architects and Engineers shall consult with Airline and give due consideration to the requests, suggestions and recommendations of Airline Representative prior to the time such documents are put out for bid. Airline shall have a reasonable period of time to review the same and submit suggestions or recommendations for change. No Project construction contract shall be awarded until County has complied with this procedure. County shall comply with applicable laws in solicitation of public bids for the construction of the Project and subject to the availability of funds, County shall award construction contracts, and proceed to timely completion.

3.3	Project total cost, as shown in the attached Exhibit B is estimated to be $262,569,799 excluding financing charges, unspecified tenant finishes, interest on Airport Revenue Bonds or on any interim financing obtained to finance the Project during construction and deposits required by the Bond Resolution. The estimated Project total cost shall not be exceeded except as permitted by this Article. An estimate of the cost of each bid package shall be developed by County’s Architects and Engineers in accordance with the overall Project total cost referred to in Section 3.3

A.	The actual bids for each Project construction contract will be compared to the estimated costs for such contract. If the appropriate bid exceeds the estimate by more than six percent (6%), then County will meet promptly with the Airline Representative to accept such bid or to discuss changes and deletions in the Project so that the costs of any contract will not exceed the estimated cost for such contract by more than six percent (6%).

B.	Whenever the Current Work Estimate exceeds the Project total cost by more than three percent (3%) then County shall meet promptly with Airline Representative prior to the award of any further Project construction contracts to accept such increased cost or to determine how the Project can be revised so that the cost will not exceed the Project total cost by more than three percent (3%).

C. 1.	If County and the Airline Representative cannot agree on accepting increased costs or so revising the Project within fifteen (15) days from the date of the receipt of bids, then a majority of a committee composed of Airline Representative, the County Administrator and Project Director shall instruct County’s Architects and Engineers how to revise the Project to bring the cost to within the specified range.

2.	No planned item or activity removed from the scope of the Project for purposes of reducing Project total cost may be put back into the Project without concurrence by the Airline Representative.

3.	It is understood that any cost necessarily incurred by County in revising the Project to meet the requirements of this provision shall be added to the Project total cost set forth above without further review and approval.

D.	To the extent not otherwise provided herein the Project total cost may be increased by the additional costs which might be incurred due to casualty, acts of God, legal acts, judgments or other lawful orders, or any other similar acts beyond County’s control. No change orders or claims resulting from any such cause shall be agreed to or approved by County until a written copy of the proposed change order or the claim and any supporting documentation have been provided to the Airline Representative as hereinafter provided. County will use its best efforts to recoup any additional expense due to such causes from the party liable therefor.

E.	The Airline Representative shall be notified by County and may be present prior to and during construction of the Project to inspect, review and recommend to the County action regarding plans, specifications, bids, change orders and other construction matters.

3.4 A.	County shall promptly inform the Airline Representative of any and all claims by contracts on the Project for additional time to complete a contract that would delay the overall completion of the Project or additional compensation resulting in an expense to County in excess of Fifty Thousand Dollars ($50,000.00) or six percent (6%) over the contract price, whichever is less. County shall provide copies of all written claims and any supporting documentation to the Airline Representative. Any such claims shall be furnished within ten (10) calendar days after receipt of such claims and/or documentation by County and the Airline Representative shall have a reasonable amount of time to submit recommendations as to how such claim should be handled, which recommendations shall be considered in good faith by County. Such reasonable amount of time shall be not more than twenty (20) days, but may be less if, in the opinion of County, an earlier response is needed to prevent significant impact on Project cost or schedule.

B.	No claim for extension of time that would delay the overall completion of the Project or increase in contract price in excess of Fifty Thousand Dollars ($50,000.00) or six percent (6%), whichever is less, shall be agreed to or settled by County without concurrence by the Airline Representative; except that if County and Airline Representative cannot agree on the settlement of any such claim involving safety, structural or revenue generating capability of the Airport, or claims which, if not resolved, would unreasonably delay the completion of the Project, then a majority of a committee composed of Airline Representative, the County Administrator and Project Director shall have the right to determine whether and upon what terms such claim shall be settled.

C.	Should any such claim result in litigation, the Airline Representative shall be entitled, whenever practicable, to submit legal analyses and opinions or consideration by County’s legal counsel. In no event shall any such claim be settled, until at least ten (10) calendar days after County gives written notice of the amount and terms of the proposed settlement to the Airline Representative. It is understood by the parties that such settlement will not require the concurrence of the Airline Representative.

3.5	Any change order or other amendment to any contract entered into by County for the Project which would extend the time to complete a contract which would result in a delay of the overall completion of the Project or increase the contract price by more than Fifty Thousand Dollars ($50,000.00) or six percent (6%), whichever is less, shall not be agreed to or approved by County until the proposed change order or other amendment, and any supporting documentation, has been furnished to the Airline Representative so that he shall have a reasonable amount of time to submit recommendations as to how such change order shall be handled, which recommendations shall be considered in good faith by County. Such reasonable amount of time shall be not more than twenty (20) calendar days, but may be less if, in the opinion of the County, an earlier response is needed to prevent significant impact on the Project cost or schedule. No such change order shall be agreed to or approved by County without concurrence by the Airline Representative. If County and Airline Representative cannot agree on approving any such change order or amendment involving safety, structural or revenue generating capability of the Airport, or which, if not resolved, would unreasonably delay the completion of the Project, then a majority of a committee composed of Airline Representative, the County Administrator and Project Director shall have the right to determine whether and upon which terms the change order or amendment shall be approved provided that there is no increase in the scope of the Project.

3.6	The parties have agreed that the Project will be financed from any available federal aid and/or state grants-in-aid, Airport funds, and Airport Revenue Bonds issued by the County.

It is understood by the parties hereto that:

A.	The County will use its best efforts to receive the maximum amount of grants-in-aid available for the Project.

B.	Airline, by the execution of this Agreement, approves the financing through the issuance of Airport Revenue Bonds for Project net of grants-in-aid and Airport surpluses as applied to Project by County. The County may borrow monies or utilize other available monies of the County other than Airport surpluses to finance the ongoing effort to construct the Project, including work being performed by County’s Architects and Engineers hereunder. MII approval shall be required in the event that any borrowed sums other than sums to be utilized for the purposes set forth in the preceding sentence are to be repaid from Revenues. If for any reason Airport Revenue Bonds cannot be sold to repay said borrowed monies or to replace such monies other than Airport surpluses, Airline agrees that the principal and interest on said monies so utilized shall be repaid over a reasonable term by the institution of supplemental landing fees and/or supplemental terminal rents and charges, to be allocated consistently with the format for computation of rates and charges as provided in Exhibit E.

C.	County agrees to use its best efforts to authorize and issue Airport Revenue Bonds in amounts sufficient to finance the design, acquisition and construction of the Project and costs related to such financing.

D.	It may be necessary to issue additional Airport Revenue Bonds to complete the project, notwithstanding the best efforts of the parties to reduce the increased cost in the manner provided for herein, in the event the projected total project cost exceeds the estimate, and such excess is approved in the manner set forth in Paragraphs 3.3, 3.4 or 3.5.

3.7	If certain specified conditions precedent are met, the Bond Resolution will permit the issuance of Additional Revenue Bonds on a parity with the Airport Revenue Bonds to finance the cost of design, acquisition and construction of any Additional Projects or to complete such Additional Projects. It is hereby agreed that County will obtain MII approval of any Additional Project prior to financing the same with Additional Revenue Bonds issued under the Bond Resolution except for capital expenditures which do not require MII approval pursuant to Section 9.4.

3.8	If certain specified conditions precedent are met, the Bond Resolution will permit the issuance of refunding bonds on a parity with the Airport Revenue Bonds to refund Airport Revenue Bonds or Additional Revenue Bonds. It is hereby agreed that the County may issue such refunding bonds after consultation with Airline, but without MII approval, provided that the debt service on the refunding bonds in any year is not greater than the debt service which would have been due in such year on the bonds to be refunded.

ARTICLE IV

INSTALLATIONS BY COUNTY AND AIRLINE

4.1	Ownership of Airline Installed Improvements and Property

Airline will retain ownership of trade fixtures, equipment and other personal property installed and paid for by Airline, except as may be otherwise provided in this Agreement or other agreements.

4.2	Specifications for Finishes to be Provided by County in Airline’s Premises

County shall provide standard finishes in Airline Premises as set forth in Exhibit D attached hereto and made a part hereof. Airline may, at its discretion, request finishes different from those provided by such standard specifications. Airline shall pay to

County the net increase in cost, if any, for changes to such standard specified finishes including but not limited to the increased price as stipulated in the change order submitted by County’s contractor and approved by both Airline and County.

4.3	Alterations, Additions or Replacements

Airline shall make no alterations, additions or replacements to Airline Premises without County’s prior written approval.

ARTICLE V

TERM

5.1	This Agreement shall become effective as set forth in Article XXVI hereof.

5.2	This Agreement and all obligations, including rentals, fees and charges pursuant hereto, shall terminate on the final maturity date of the Airport Revenue Bonds or at midnight on September 30th, twenty-five (25) years following Substantial Completion of the Project, whichever later occurs. Upon such termination, all Airport System funds remaining on deposit shall be retained by County and dedicated to use for the Airport System.

5.3	Notwithstanding the provisions of Section 5.2, the term of this Agreement shall not be greater than thirty (30) years from the Effective Date, unless, at the sole option of County, it is extended for an additional period in order to conform with the provisions of Section 5.2.

ARTICLE VI

MAINTENANCE AND OPERATION OF AIRPORT

6.1	General

A.	County agrees that it will with reasonable diligence prudently develop, improve, and at all times maintain and operate Airport with adequate, efficient and qualified personnel and keep Airport in good repair including, without limitation, Terminal, Landing Area, and all appurtenances, facilities and services now or hereafter connected therewith as the same relate to Airline’s air transportation system, will keep Airport and its aerial approaches free from obstruction and interference for the safe and proper use thereof by Airline; and will develop, maintain and operate Airport in all respects in a manner at least equal to the standards established by the FAA and any other governmental agency having jurisdiction thereof, except for conditions beyond the control of County.

B.	Airline will at all times maintain its Exclusively Leased Premises in a neat, orderly, sanitary and presentable condition. Airline shall furnish its own janitor service in its Exclusively Leased Premises and shall cause to be removed, at Airline’s own expense, from such spaces all waste, garbage and rubbish and agrees not to deposit the same on any part of Airport, except that Airline may deposit same temporarily in its Exclusively Leased Premises or in space designated by County in connection with collection for removal.

C.	Responsibility for maintenance, cleaning and operation of facilities shall be as set forth in Exhibit F.

ARTICLE VII

RENTALS, FEES AND CHARGES

Airline shall pay County rentals for the use of Airline Premises, and fees and charges for the other rights, licenses and privileges granted hereunder during the term of this Agreement in the following manner: Rentals, fees and charges for the Airline’s premises shall be paid on the first day of each month in advance; with respect to landing fees Airline shall, within ten (10) days following the end of each calendar month, deliver to County, a true report giving all data required by Section 7.5 to calculate the amount of landing fees prescribed herein. Following receipt of such data, County shall transmit to Airline a statement of landing fees and charges for said month. Airline shall pay such fees and charges within fifteen (15) days after Airline’s receipt of such statement. Payments received by County more than thirty (30) days after the due dates shall be subject to an interest penalty at the rate of 1 1/2% per month of the unpaid amount. The acceptance by County of any Airline payment shall not preclude County from verifying the accuracy of Airline’s report on which the landing fees are based as provided in this Article and shall not be construed as a waiver of the interest penalty.

7.1	Exclusively Leased Premiss and Joint Use Premises

A.	Airline shall pay rentals for Airline’s Exclusively Leased Premises and Joint Use Premises at the rates and in the amounts calculated in accordance with Exhibit E as such rates or amounts may be adjusted from time to time in accordance with Article VIII.

B.	Airline’s proportionate share of rentals for each of the Joint Use Premises shall be calculated in accordance with the following formula:

The total number of square feet of the Joint Use Premises shall be multiplied by the appropriate annual square foot rate for such premises established pursuant to this Agreement. Twenty percent (20%) of this total amount shall be divided equally among all Scheduled Air Carriers using a particular category of Joint Use Premises.

The eighty percent (80%) balance is to be prorated monthly among the Schedule Air Carriers using such category of premises based on the ratio of each such Scheduled Air Carrier’s enplaned passengers for the second month prior to the month being prorated at Airport to the total of all passengers enplaned during each such month at Airport by these said Scheduled Air Carriers. For purposes of this calculation, County shall estimate the number of enplaned passengers for any new Scheduled Air Carrier which has not operated at the Airport during any second prior month.

7.2	Preferential Use Premises

The annual charge to Airline for use of its Aircraft Parking Apron is set out in Exhibit E and may be renegotiated by County and MII every three (3) years following Substantial Completion of Project.

7.3	Electrical Charges

Airline shall pay for all electrical power estimated to be used by it at its Preferential Use Premises (not including Ramp Area lighting) and Exclusively Leased Premises. Electrical power used in all other areas will be paid for by County and included in Operation and Maintenance Expenses. Airline shall have an obligation to advise County when there is a significant decrease or increase in the use of electrical equipment. County shall allocate the amount of Airline’s electrical charges based upon a fair and equitable standard resulting from an energy audit.

7.4	Landing Fees

A.	From and after the Effective Date of this Agreement, fees and charges for use of the premises, facilities, rights, licenses and privileges granted to Airline under this Agreement, except those for which fees and charges are specifically provided in Sections 7.1 and 7.2 of this Article VII shall be combined in and represented by a landing fee or fees, payable at a rate calculated in accordance with Exhibit E, as amended from time to time pursuant to the adjustment of rates for rentals, fees and charges provided for in Article VIII. Said rates will be expressed in cents or fractions thereof per thousand pounds times the Maximum Gross Landing Weight of each type of Airline’s aircraft and shall be multiplied by the number of Revenue Landings by each type of said aircraft at Airport.

B.	In addition to the above rentals, fees and charges levied upon Signatory Airlines County agrees to directly or indirectly levy appropriate and equitable user fees and charges, including but not limited to fuel surcharges, on all users of the Airport Landing Area other than Signatory Airlines.

7.5	Information to be Supplied by Airline

Airline covenants and agrees to furnish County each month a report of Airline’s operations at the Airport during the preceding month setting forth the total number of enplaning passengers, the total pounds of enplaned mail, express and freight on a daily basis carried by Airline during the preceding month, the number of Revenue Landings by Airline by type of aircraft, and such other information as County may reasonably require to administer the Agreement. If such report is not provided, County may estimate such data and impose fees accordingly.

ARTICLE VIII

ADJUSTMENT OF RATES FOR RENTALS, FEES AND CHARGES

8.1	A.	Rates for rentals, fees and charges will be reviewed annually and adjusted as necessary effective October 1 of each Fiscal Year and at any time if required to satisfy the requirements of Section 8.1(D) and Section 704(b) of the Bond Resolution.

B.

The rates for rentals, fees and charges for Airline’s first year of occupancy or a part thereof will be established at least six (6) months before Substantial Completion of Project on the said basis as calculated for Exhibit E to reflect the then current rate making elements, and adjusted as soon as possible following

Substantial Completion of Project to reflect as accurately as possible actual construction costs and measurements and the then most recent estimates of the Operation and Maintenance Expenses and other Airport System costs which form the basis for such fees and charges. Appropriate adjustments shall be made at that time to correct over or under payments.

C.	Adjustments will apply without the necessity of formal amendment of this Agreement, and a statement showing the calculation of the new rates for rentals, fees and charges in accordance with the format of Exhibit E shall be prepared by County and delivered to Airline with an appropriate resolution by County, which shall then be deemed a part hereof.

D.	Notwithstanding anything to the contrary contained in this Agreement, rates for rentals, fees and charges will be calculated so that for each Fiscal Year, Revenues plus Transfer shall at least equal the sum of:

1)	Operation and Maintenance Expenses and Operation and Maintenance Requirement for such Fiscal Year; plus

2)	Required deposits to the Renewal and Replacement Account; plus

3)	Required deposits to the Improvements Account; plus

4)	Any deficit carried forward; plus

5)	Airport Debt Service Requirement.

E.	Airline agrees to pay during each Fiscal Year the greater of rentals, fees and charges as calculated pursuant to Section 8.1(D) or the minimum for rentals, fees and charges calculated in accordance with the format of Exhibit E, which minimum rates shall be based upon the principal and interest payments on debt allocable to the space or landing facilities used to calculate said rates at the time in question.

8.2	For purposes of accomplishing each annual adjustment, County shall by June 1st prior to the end of each Fiscal Year, submit to Airline quarterly financial data (unaudited) for the first two quarters of the said current Fiscal Year, together with the following:

A.	County’s estimates of Revenues and Operation and Maintenance Expenses for the last two quarters of said current Fiscal Year;

B.	Estimates of any variances from its Annual Budget for the current Fiscal Year;

C.	Actual audited financial statements of the Airport System for the preceding Fiscal Year;

D.	A statement of the difference, if any, between actual surplus or deficit per audit with respect to the Revenue plus Transfer as set forth in Section 8.1(D) and the County’s estimate of such surplus or deficit used in setting rates for the last audited Fiscal Year.

E.	County’s estimate of any such surplus or deficit for the then current and any prior unaudited Fiscal Years.

F.	County’s estimates of Revenues and Operation and Maintenance Expenses for the next ensuing Fiscal Year, in substantial accordance with the format as shown on attached Exhibit E setting forth the basis of changes from the current Fiscal Year, if any, and its personnel staffing proposal for the next ensuing Fiscal Year with a justification for any proposed changes.

G.	Proposed Annual Budget

1.	In the preparation of the proposed Annual Budget, the estimates of Revenues and Operation and Maintenance Expenses for the next ensuing Fiscal Year shall take into consideration the historical experience; surpluses or deficits, if any, in prior years; Revenues; and the then current Annual Budget of the Aviation Fund. County and Airline shall meet between June 1st and July 1st of each Fiscal Year for the purpose of reviewing the information submitted to Airline. In such review, County will give fair and prudent consideration to Airline’s suggestions, comments or requests in negotiations with Airline with respect to the amount, character and desirability of any items contained therein, and the new rates for rentals, fees and charges for the ensuing Fiscal Year, subject to the provisions of Section 8.1(D) hereof and Section 704(b) of the Bond Resolution.

2.	Before the beginning of each Fiscal Year, County shall adopt its Annual Budget substantially in accordance with the information submitted to Airline for purposes of calculation of rates for rentals, fees and charges referred to above, as the latter may have been revised as a result of negotiations with Airlines. However, nothing contained herein shall be deemed to limit the authority and discretion of County’s Board of County Commissioners to determine the Annual Budget.

3.	If adjustment of rates for rentals, fees and charges is not completed on or prior to the end of the Fiscal Year, the rentals, fees and charges then in existence shall continue to be paid by Airline until adjustment is concluded. During any such period when County is required to expend twenty-five percent (25%) or more of the funds which should properly be on deposit in the Revenue Account as the Operation and Maintenance Requirement, or where there are insufficient Revenues available to make required deposits to the Interest, Principal, Sinking Fund and Reserve Accounts of the Bond Fund, the amounts so required may, at County’s election, become a surcharge to the landing fees for the month in which such expenditures or deposits are made or required. Airline shall be credited with the amount of any such surcharge paid by it and said credit shall be applied to Airline’s adjusted landing fees in the first month after the adjustment is implemented but only to the extent that such credit will not create a deficiency in the amount of Revenues under the Bond Resolution.

8.3	The following factors shall be used in determining the adjustments of rates for rentals, fees and charges pursuant hereto:

A.	Airport Debt Service Requirement for the next ensuing Fiscal Year;

B.	Operation and Maintenance Expenses and the Operation and Maintenance Requirement estimated by the County for the next ensuing Fiscal Year;

C.	Required deposits into the Renewal and Replacement Account and Improvements Account;

D.	Revenues estimated by the County for the next ensuing Fiscal Year;

E.	The difference between the estimated surplus or deficit as used herein and the actual audited surplus or deficit for a Fiscal Year as applied in the adjustment for that Fiscal Year shall be carried forward as an adjustment in calculations for the next following Fiscal Year; provided, however, that if the said difference is twenty-five percent (25%) or greater, such surplus or deficit shall be promptly incorporated into the rate base for the current Fiscal Year by County making appropriate adjustments in rates for rentals, fees and charges.

8.4	A.	County covenants that for purposes of keeping its books of account and allocating revenues and expenses it will observe sound, generally accepted accounting principles, consistently applied and including only those charges to the accounts directly attributable to the Airport System, on the basis of sound business principles for effective and prudent control of expenses for Airport System operation, maintenance and administration.

B.	County further covenants that it:

1.	Shall operate the Airport System in a manner so as to produce revenues from concessionaires, tenants and other users of Airport System of a nature and amount which would be produced by a reasonably prudent operation of an Airport System of substantially similar size, use and activity, consistent with sound management principles and applicable law which will protect County’s financial integrity and with due regard for the interests of the public;

2.	Shall, to the extent economically feasible establish non-discriminatory rates for rentals, fees and charges at each airport operated by County as part of its Airport System in order to recover all costs properly allocable to each of said airports;

3.	Shall use all Revenues exclusively for the construction, maintenance, operation, development, financing and management of the Airport System;

4.	Shall not, in computing cost, charge interest on advances or loans made from County resources other than borrowing, to Airport System for purposes of improving the Airport System at rates greater than those paid by County on bond issues or other loans for Airport System purposes;

5.	Shall not include amortization or depreciation charges for those portions of costs of facilities or improvements paid for by federal or state grants-in-aid or other grants from public agencies unless such grants require repayment to federal or state government as an expense in the Airline rate base;

6.	Shall not include the cost of any service provided by any governmental agency other than County as an expense in the Airline rate base;

7.	Shall not include return on investment as an expense in the Airline rate base;

8.	Shall, in determining rentals, fees and charges for Scheduled Air Carriers other than Signatory Airlines, take into account the differing extent of the obligations of Signatory Airlines and other Scheduled Air Carriers.

ARTICLE IX

APPLICATION OF REVENUES

9.1	Revenues

A.	In accordance with provisions of the Bond Resolution all Revenues shall be deposited when received in the Revenue Account. The County shall apply funds on deposit in the Revenue Account to the payment of Operation and Maintenance Expenses and, to the extent provided in the Bond Resolution, to the purchase of Bonds. On or before the 20th day of the month the County shall withdraw from the Revenue Account all amounts on deposit therein in excess of the Operation and Maintenance Requirement for such month and shall apply the same in the following manner, subject to the transition provisions in Article XXVI;

1.	Deliver to the Trustee for deposit to the Interest Account, the Principal Account, and the Sinking Fund Account, all amounts required by the Resolution in that month.

2.	Deliver to the Trustee for deposit in the Reserve Account any amounts necessary to maintain this Account at an amount equal to the Reserve Requirement. The Reserve Account is to be initially funded from Bond proceeds.

3.

Deposit in the Renewal and Replacement Account and the Improvements Account, in that order, amounts required in that month to fund expenditures from these Accounts as set forth in the then current Annual Budget, as further described in paragraphs E and F of this section. Beginning in the month in which the initial Project Bonds are delivered, if such delivery occurs before the 20th day of any month or in the following month if such delivery occurs after the 20th day of any month, and continuing in each month thereafter, deposits to the Renewal and Replacement Account shall be increased by one-twelfth ( 1/12) of the Renewal and Replacement Requirement until the amount in the Renewal and Replacement Account is equal to the Renewal and Replacement Requirement.

4.	Deposit any amount remaining after making the deposits required by paragraphs 1 through 3 above in the General Purposes Account. Such deposits to the General Purposes Account shall be distributed among the following sub-accounts: (1) Airport Discretionary Sub-Account, (2) Airport Facilities Improvements and Development Sub-Account, (3) Airline Fees and Charges Sub-Account, and (4) Restricted Asset Sub-Account. The distribution of funds among these sub-accounts, and the use of these funds, shall be as described in Section 9.2.

B.	In each month following a month in which the County shall have failed to make any deposit or payment required by Section 9.1(A) paragraphs 1 through 3, the County shall deposit or pay, in addition to the amounts then due, an amount sufficient to cure the deficiency in deposit or payment in the prior month.

C.	In determining the amount of money to be deposited to each fund and account there shall be taken into consideration the investment earnings or losses that are to be charged to such fund or account in accordance with Section 602 of the Bond Resolution.

D.	Whenever the amount on deposit in the Revenue Account is insufficient to pay Operations and Maintenance Expenses, or to make any deposit or payment required by Section 9.1(A) paragraphs 1 through 3, the County shall transfer an amount necessary to pay the same to the Revenue Account, drawing upon funds available in the Airline Fees and Charges Sub-Account, Airport Facilities Improvement and Development Sub-Account; Airport Discretionary Sub-Account; investment earnings and gains in the Restricted Asset Sub-Account; the Renewal and Replacement Account; and the Improvements Account, in that order.

E.	Each Annual Budget shall include planned expenditures (if any) from the Renewal and Replacement Account for the payment of the cost of renewals and replacements which are necessary to protect the revenue generating capacity of the Airport System and of engineering and other expenses incurred in connection therewith. These expenditures shall not be used for the extension, expansion or betterment of Airport facilities and systems and shall not be subject to MII approval. It is the intent of the parties that the County will use its best efforts to plan and budget such renewal and replacement expenditures in a manner to moderate the impact of these expenditures on rates, rentals, fees and charges during any given year. Additional expenditures from the Renewal and Replacement Account can be made at any time from funds available in said account for unusual or extraordinary repairs, renewals and replacements when it is apparent that routine maintenance is not effective or prudent to maintain Airport facilities and systems at a safe and essential level.

F.

Each Annual Budget shall include planned expenditures (if any) from the Improvements Account for the purchase of items of equipment or other capital items for use in connection with the Airport System. Prior approval of MII shall be obtained for an expenditure exceeding $25,000.00 for any single item or expenditures for all items exceeding an aggregate of $250,000.00 in any Fiscal

Year. Each succeeding Annual Budget shall specify any increase or decrease in the $25,000.00/$250,000.00 approval thresholds resulting from the application of the Producers Price Index to the prior years approval thresholds.

9.2	General Purposes Account

A.	Deposits to General Purposes Account (if any) shall normally be credited first to the Airport Discretionary Sub-Account, then to the Airport Facilities Improvement and Development Sub-Account. Notwithstanding the above, credits to the Restricted Asset Sub-Account shall be as set forth in Section 9.2(F).

B.	Monthly deposits to the General Purposes Account shall first be credited to the Airport Discretionary Sub-Account at an annual funding rate of $500,000.00 per year provided that said amount shall be increased or decreased in direct proportion to the changes in the Producer Price Index, or such lesser amount which will not cause the total amount credited to Airport Discretionary Sub-Account to exceed the Airport Discretionary Sub-Account Maximum Balance; provided, however, that such monthly credits shall resume in any month during which payments from the Airport Discretionary Sub-Account shall reduce the balance on deposit in said account below the Airport Discretionary Sub-Account Maximum Balance until an amount equal to the annual funding rate has been credited. Expenditures from said Account may be made by the County at its sole discretion for any legal purpose of the County in connection with the Airport System. County shall provide Airline with prior notification of such expenditures and with an annual detailed report of such expenditures.

C.	After satisfying required credits to the Airport Discretionary Sub-Account, available General Purposes Account deposits shall next be credited to the Airport Facilities Improvement and Development Sub-Account; provided, however, that no further credits to the Airport Facilities Improvement and Development Sub-Account shall be made whenever and as long as the uncommitted monies in the Airport Facilities Improvement and Development Sub-Account is equal to the Airport Facilities Improvement and Development Maximum Balance. Such monthly credits shall resume in any month during which commitments of the Airport Facilities Improvement and Development Sub-Account shall reduce the uncommitted balance below the Airport Facilities Improvement and Development Maximum Balance.

D.	After satisfying the requirements of paragraphs B and C of this Section 9.2, any remaining deposits to the General Purpose Account shall be credited to the Airline Fees and Charges Sub-Account. At the end of each Fiscal Year, any funds available in this Sub-Account shall be transferred to the Revenue Account in the succeeding Fiscal Year as a Transfer in establishing Airline rates for rentals, fees and charges pursuant to Article VIII.

E.	The Airport Discretionary Sub-Account Maximum Balance and the Airport Facilities Improvement and Development Maximum Balance shall be adjusted at the beginning of each Fiscal Year in direct proportion to the changes in the Producers Price Index.

F.	The County shall credit to the Restricted Asset Sub-Account any funds deposited to the General Purposes Account which are restricted as to their use. Such restricted funds shall include any surpluses over calculated Airline rentals, fees and charges resulting from the minimum rates established in Article VIII. Investment earnings and gains in the Restricted Asset Sub-Account shall be applied as specified in Section 9.1(D). Any such surpluses including available investment earnings and gains associated with such surpluses shall be used to purchase, pay or redeem any Airport Revenue Bonds or Additional Revenue Bonds including the expenses in connection with such purchase, payment or redemption unless County and MII shall agree otherwise. All other expenditures from the Restricted Asset Sub-Account may be made by the County for the purpose for which such funds are restricted.

9.3	Expenditures from Airport Facilities Improvement and Development Sub-Account

Amounts on deposit in the Airport Facilities Improvement and Development Sub- Account in each Fiscal Year shall be used to pay costs of Airport improvements requiring MII approval and other expenditures exempt from MII approval pursuant to Section 9.4.

A.	1.	Prior to June 1 of each year, County shall submit to Airline in detail its recommended Airport Facilities Improvement and Development Plan for the succeeding Fiscal Year for Airline review and consideration. Airline shall notify County in writing within forty-five (45) days after receipt of a written requirement from County whether such improvements or additions are approved as a whole or in part. Failure of Airline to reply within forty-five (45) days shall be deemed approval by Airline. The County’s proposal to the extent approved or modified by a MII and other capital expenditures exempt from MII approval pursuant to Section 9.4 shall be the Airport Facilities Improvement and Development Plan for the succeeding Fiscal Year funded as provided hereunder, and County shall proceed to purchase, construct or otherwise complete such improvement or additions.

	2.	To the extent that the balance in the Airport Facilities Improvement and Development Sub-Account, in the opinion of County and MIl, exceeds the amounts reasonably necessary to fund the requirements of paragraph (A)(1) above, the amounts on deposit in said Airport Facilities Improvement and Development Sub-Account may be used to purchase, pay or redeem any Airport Revenue Bonds or Additional Revenue Bonds including the expenses in connection with such purchase, payment or redemption.

B.	If a proposed improvement or addition is not approved by MIl, and is not otherwise exempt from MII approval, County may abandon it or fund the improvement or addition from any other source legally available to the County, including the Airport Discretionary Sub-Account, but may not include the costs thereof or associated therewith as an Operation and Maintenance Expense for the purpose of calculating rates for rentals, fees and charges pursuant to Article VIII; provided, however, that if Airline thereafter makes use of such an improvement or addition, Airline agrees that all costs reasonably associated therewith may be included in the calculation of Airline’s rates for rentals, fees and charges upon commencement of such use, unless Airline has no reasonable alternative to the use of such improvement or addition.

9.4	Other Capital Expenditures

If and to the extent permitted by the terms of the Bond Resolution County may, without MII approval, expend unencumbered capital funds from any source, including the proceeds from bonds, notes or other obligations, for the following purposes:

A.	Projects required for public safety when directed by the FAA, National Transportation Safety Board or similar governmental authority having jurisdiction over Airport, Airline’s operations, or the safety aspect of Airport’s operations.

B.	Casualty damage to Airport System property which exceeds the proceeds of insurance, which property must be rebuilt or replaced in order to satisfy County obligations or maintain a source of revenue.

C.	Special Purpose Facilities as defined herein, provided, however, in cases where such Special Purpose Facilities occupy a building site, an appropriate ground rental shall be charged. In all cases, the tenants or other users of such Special Purpose Facilities shall be required to pay directly or reimburse County for all costs (direct or indirect) associated with such Special Purpose Facilities.

D.	Improvements or additions necessary to insure compliance with lawful orders or requirements of other authorities that are pertinent to aircraft operations or are related to the issuance of federal or state grants to County.

E.	Improvements or additions necessary to settle claims, satisfy judgments, or comply with orders against County by reason of its ownership, operation, maintenance, or use of the Airport System.

F.	Capital expenditures of an emergency nature which, if not made, would result in the closing of the Airport within forty-eight (48) hours.

G.	Improvements made from Airport Discretionary Sub-Account, provided, however, that the interest rate charged by County for loans made from Airport Discretionary Sub-Account shall not be less than one percent (1%) above the prevailing prime interest rate.

H.	Change orders initiated by one or more Signatory Airline for its or their sole benefit, provided the costs related thereto shall be borne by the Signatory Airline(s) initiating such change orders.

I.

Expansion of the Airport System for the increased requirements of any Signatory Airline(s) provided such Signatory Airline(s) agrees in writing to increased rentals, fees and charges sufficient to cover the payment of debt service if financed with Additional Revenue Bonds, or an equivalent amount if financed from the Improvements Account or General Purposes Account to finance its exclusive facilities portions of the expansion project. If said expansion necessitates the concurrent construction of related public areas and/or support systems, such facilities will be treated as a cost of construction, operation and maintenance to be shared in common in the same manner as other similar public areas and/or support systems previously constructed. If the expansion contemplates concessions as an integral part of the expanded project, projected revenues from such concessions must be at least equal to their fully allocated cost.

J.	Expansion of the Airport System to accommodate a Requesting Airline under the same terms and conditions as contained in paragraph 1 above, provided such Requesting Airline enters into an agreement substantially similar to this Agreement.

K.	Expansion of surface parking facilities to accommodate public parking in the Terminal area.

ARTICLE X

NO FURTHER CHARGES

10.1	Except as herein provided, County shall not impose any further rentals, fees, tolls or charges against Airline, its passengers, shippers and receivers of freight and express, its suppliers of materials, or its contractor or furnishers of services for the Airport Premises or the rights and privileges granted to Airline in this Agreement. Nothing contained herein shall be construed to prevent County from imposing nondiscriminatory taxes and other similar fees and charges provided such taxes, fees and charges are of general Countywide application, and are not limited to the Airport in applicability or effect.

ARTICLE XI

DEFAULT BY AIRLINE

11.1	Events of Default by Airline

Each of the following shall constitute an “Event of Default by Airline”:

A.	Airline fails to pay rentals, fees and charges when due, and such default continues for a period of fifteen (15) days after receipt of written notice from County of such nonpayment.

B.	Airline fails after the receipt of written notice from County to keep, perform or observe any other term, covenant or condition of this Agreement to be kept, performed or observed by Airline, and such failure continues for thirty (30) days.

C.	Airline files a voluntary petition in bankruptcy, or makes assignment of all or substantially all of Airline’s assets for the benefit of Airline’s creditors.

D.	Airline is adjudicated a bankrupt in any involuntary proceedings in bankruptcy against Airline.

E.	A receiver of the assets of Airline is appointed provided that if any such appointment is voluntary, such appointment shall not be considered an Event of Default by Airline unless Airline fails to produce a dismissal thereof within sixty (60) days after appointment of such receiver.

F.	A court takes jurisdiction of Airline and its assets pursuant to proceedings brought under the provisions of any reorganization.

11.2	Remedies for Airline’s Default

A.	Upon the occurrence of an Event of Default by Airline, County, in addition to any other rights or remedies it may have at law or in equity, shall have the immediate right of reentry and may remove all Airline persons and property from the Airline Premises; Airline property may be stored in a public warehouse or elsewhere at the cost of, and for the account of Airline. Should County elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Agreement or relet the Airline Premises and any improvements thereon or any part thereof for such term or terms (which may be for a term extending beyond the term of this Agreement) and at such fees and charges and upon such other terms and conditions as County in its sole discretion may deem advisable, with the right to make alterations and repairs to improvements on said Airline Premises. No reentry of the Airline Premises by County shall be construed as an election on County’s part to terminate this Agreement unless a written notice of such intention is given to Airline. In reletting the Airline Premises County shall be obligated to make a good faith effort to obtain terms and conditions no less favorable to itself than those contained herein and otherwise seek to mitigate any damages it may suffer as a result of Airline’s Event of Default.

B.	Unless County elects to terminate this Agreement, Airline shall remain liable for fees, charges and rentals due hereunder if County reenters and relets Airline Premises.

C.	At its option County may, but is not required to credit rentals, fees and charges received by County from the air carrier to which Airline Premises are relet against amounts due to the County from Airline hereunder. Any rentals, fees, and charges received from such air carrier that are in excess of the amounts due hereunder shall be retained by County and applied in payment of future fees and charges as the same may become due and payable hereunder.

D.	County may, at any time thereafter, elect to terminate this Agreement for any additional Event of Default by Airline, in addition to any other remedy it may have, and in such event, County may recover from Airline all damages to which it may be legally entitled by reason of such Event of Default by Airline, including the cost of recovering the Airline Premises, and County may recover at the time of such termination any deficit in the amount of fees and charges due under this Agreement up to the date of termination.

11.3	Curative Provisions; Payment Under Protest

A.

Notwithstanding anything to the contrary in this Agreement, no termination of this Agreement by County shall be effective unless and until thirty (30) days have elapsed after Airline has received written notice specifying the Event of Default causing the same and the date of termination. No such termination shall be effective if the Event of Default causing the same has been cured or removed during such thirty (30) day period, or if by its nature such Event of Default cannot be cured within such thirty (30) day period, such termination shall not be effective if Airline commences to cure or remove such Event of Default within said thirty (30) days and cures or removes the same as promptly as reasonably practicable.

B.	Notwithstanding anything to the contrary in this Agreement, if a dispute arises between County and Airline with respect to any obligation or alleged obligation of Airline to pay money, the payment under protest by Airline of the amount claimed by County to be due shall not waive any of Airline’s rights, and if any court or other body having jurisdiction determines that all or any part of the protested payment was not due, then County shall as promptly as reasonably practicable reimburse Airline any amount determined as not due.

11.4	Holding Over

Should Airline use the Airline Premises after this Agreement has terminated, Airline shall be deemed a tenant at sufferance during the period of such use. In that event, County shall have all of the remedies provided under Chapter 83, Florida Statutes (1982) as the same may be amended, in addition to all other remedies available under applicable law.

11.5	Costs

Airline shall pay to County all costs, fees, and expenses, including reasonable attorneys’ fees and court costs, incurred by County in the exercise of any remedy upon an Event of Default by Airline.

ARTICLE XII

DEFAULT BY COUNTY

12.1	Events of Default by County

Each of the following events shall constitute an “Event of Default by County”:

A.	County fails after receipt of written notice from Airline to keep, perform or observe any term, covenant or condition herein contained to be kept, performed or observed by County and such failure continues for thirty (30) consecutive days.

B.	County closes Airport to flights in general or to the flights of Airline, for reasons other than weather, acts of God or other reasons beyond its control, and fails to reopen Airport to such flights within ninety (90) days from such closure.

C.	County willfully deprives Airline of its right to occupy and use a substantial part of Airline Premises in accordance with the terms of this Agreement for a period in excess of thirty (30) days.

12.2	Remedies for County’s Defaults

Upon the occurrence of an Event of Default by County, Airline shall have the right to suspend or terminate this Agreement thirty (30) days after receipt by County of written notice from Airline stating the Event of Default causing the same and the date upon which such termination is to be effective. Upon termination all rentals, fees and charges payable by Airline under this Agreement shall abate and Airline shall have the right specified in Section 12.5 of this Agreement.

12.3	Airline’s Right to Suspension or Termination

A.	Provided no Event of Default by Airline exists, Airline may terminate this Agreement thirty (30) days after receipt by County of written notice from Airline stating the cause and date of such termination if it is permanently deprived, for any reason beyond its control, of the rights, certificates, or authorizations necessary under applicable law to operate its air transportation business at Airport. Such right of termination shall be in addition to any other such right provided elsewhere herein or by operation of law.

B.	Upon such termination, rentals, fees and charges payable by Airline under this Agreement shall abate and Airline shall have the right specified in Section 12.5 of this Agreement. No such termination shall be effective until thirty (30) days have elapsed after receipt by County of written notice from Airline stating the cause and date of such termination.

12.4	Curative Provisions; Payment Under Protest

A.	Notwithstanding anything to the contrary in this Agreement, no termination declared by Airline shall be effective unless and until thirty (30) days shall have elapsed after the date of written notice to County specifying the date upon which such termination shall take effect and the cause for which it is being terminated (and if such termination is by reason of an Event of Default by County under this Agreement, specifying such Event of Default); and no such termination shall be effective if such cause shall have been cured or removed during such thirty (30) day period, or in the event such cause is an Event of Default by County under this Agreement and if, by its nature such default cannot be cured within such thirty (30) day period, such termination shall not be effective if County commences to cure or remove such Event of Default within said thirty (30) days and cures or removes the same as promptly as reasonably practicable.

B.	Notwithstanding anything to the contrary in this Agreement, if a dispute shall arise between County and Airline with respect to any obligation or alleged obligation of Airline to make payment, the payment under protest by Airline of the amount claimed by County to be due shall not waive any of Airline’s rights, and if any court or other body having jurisdiction shall determine that all or any part of the protested payment was not due, then County shall immediately reimburse Airline any amount determined as not due.

12.5	Rights Upon Termination

If no Event of Default by Airline exists hereunder, Airline shall have the right to remove, within thirty (30) days after termination, any equipment, systems, fixtures or other installations or improvements referred to in Article XV under the terms provided therein.

12.6	Holding Over

Should Airline use the Airline Premises after this Agreement has been terminated, Airline shall be deemed a tenant at sufferance during the period of such use.

ARTICLE XIII

TERMINATION FOR FAILURE TO FINANCE

13.1	If the construction or acquisition of the Project is not commenced or is not financed with Airport Revenue Bonds by October 1, 1983, County and Airline shall have the option to terminate this Agreement upon ninety (90) days written notice.

ARTICLE XIV

WAIVER OF RIGHTS; NO REMEDY EXCLUSIVE

14.1	Waiver

No delay or omission by the County or Airline in the exercise of any right or power accruing upon any Event of Default by Airline or Event of Default by County shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein, and every power or remedy given by this Agreement or by law to the County or Airline may be exercised from time to time and as often as may be deemed expedient.

14.2	No Remedy Exclusive

No remedy herein conferred upon or reserved to the County or Airline is intended to be exclusive of any other remedy herein provided or otherwise available, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

ARTICLE XV

SURRENDER OF AIRLINE PREMISES

15.1	Airline agrees to surrender possession of Airline Premises upon termination of this Agreement in good condition in accordance with its express obligations hereunder, except for damage or loss due to reasonable wear and tear, fire or other casualty. Airline shall have the right at any time during the term of this Agreement and for thirty (30) days after its termination to remove any furnishings, trade fixtures or equipment it has or installed in, on or about Airline Premises; subject, however, to any valid lien that County may have thereon for unpaid fees, charges, or other amounts payable under this Agreement.

ARTICLE XVI

ASSIGNMENT AND SUBLETTING

16.1	Airline shall not at any time assign this Agreement or any part hereof or assign or sublet any portion of Airline Premises without the prior written consent of County; provided, however, that Airline may assign this Agreement and Airline premises to any corporation with which Airline may merge or consolidate or which may succeed to the business of Airline.

16.2	It is the intent of the parties that Airline shall not sublease space at the Terminal if County has substantially identical space available but unleased or if County can make such space available for lease within a reasonable time.

16.3	Other airlines by prior arrangements with Airline, and subject to County’s consent, may use the Airline’s Gate Position(s) when not required for Airline’s own use. Airline shall, however, have the right to assess reasonable charges for use of its Gate Position(s).

16.4	County’s right to consent shall include, but not be limited to, consideration of the amount charged by Airline for the subleasing or use of its premises, provided that Airline shall in all cases be permitted to recover its cost of providing operating and maintaining the facilities as well as a reasonable administrative fee.

ARTICLE XVII

ACCESS

17.1	Declaration of Intent

The parties acknowledge the objective of the County to offer to all airlines desiring to serve Airport access to the Airport and to provide adequate space in the Gate Positions and Terminal. Recognizing that physical and financial limitations may preclude timely expansion of Terminal and Aircraft Parking Apron areas to meet the stated requests of Airline and/or such other airlines for additional facilities, County hereby states its intent to pursue the objective of achieving an optimum balance in the overall utilization of Terminal and Aircraft Parking Apron to be achieved, if necessary, through sharing, from time to time, of Gate Positions and other Terminal facilities.

17.2	Accommodation of Requesting Airlines

A.

Airline agrees, upon request by County, to accommodate the needs of a Requesting Airline on a temporary basis by permitting such Requesting Airline to utilize Airline’s Gate Position in connection with and for the time period(s) necessary to permit passenger loading and unloading operations in conjunction with its scheduled operations at times when such facilities are not needed for Airline’s scheduled or planned operations or those of its sublessees, licenses or permittees. Airline’s obligation hereunder shall be subject to execution of a written agreement between Airline and such Requesting Airline setting forth mutually agreed to terms and conditions governing such use, which shall include a charge by Airline for its pro rata direct costs plus a reasonable administrative charge. Airline further agrees to make all reasonable efforts to facilitate the temporary accommodation of Requesting Airline’s scheduled operations, including use of space for a ticket counter area, use of Airline’s baggage facilities and the rendering of customary ground services, upon Requesting Airline’s request, if (1) Airline has adequate capabilities, capacity, facilities and personnel therefor, after taking into account Airline’s own requirements and contractual obligations, the compatibility of said Requesting Airline’s proposed operations with those of Airline, and the need for labor harmony, and (2) said Requesting Airline enters into a written agreement with Airline therefor and agrees to pay Airline its established rates and charges for such services which agreement shall be approved in writing by County.

B.	Nothing contained in this Agreement nor the rights conferred herein relative to Airline Premises shall prevent or prohibit Airline from entering into inter-airline agreements with other air carriers authorized to operate into and out of the Airport providing for the joint use of Airline Premises; provided, however, that any such agreement shall be approved in writing by the County.

C.	This Section 17.2 shall not become effective unless and until Airline Premises have been constructed and are occupied by Airline.

D.	During the period of use of Airline’s facilities by a Requesting Airline at County’s request pursuant to this Section, Airline shall be relieved of its obligation under this Agreement to indemnify and save harmless County, its officers, directors, employees or agents with regard to any claim for damages or personal injury arising out of or in connection with said accommodated Requesting Airline’s use of Airline Premises unless such damage or personal injury is proximately caused by the negligence of Airline, its officers, directors, employees, agents, representatives or invitees who have come upon Airline Premises in connection with Airline’s occupancy hereunder. The County shall require such Requesting Airline to indemnify County in the manner and to the extent required of Airline pursuant to Article XIX hereof.

ARTICLE XVIII

INSURANCE: DAMAGE OR DESTRUCTION

18.1	Airline Responsibilities

County shall not be liable to Airline for damage to Airline’s property, improvements and facilities from any cause whatsoever, including, without limitation, any act of negligence of any tenants, occupants or other users of the Airport or any other person or from any cause whatsoever unless caused by the negligence of County, its agents, servants or employees. Airline shall have the right, however, to claim and recover its damages from any third party other than County who may be liable therefor.

18.2	Consideration for Damage

In the event of damage or destruction to all or any portion of the Airline Premises which renders the same untenantable, there shall be an appropriate curtailment or reduction of the rental, fees, and charges payable hereunder, at the sole discretion of and as determined by County, commencing at the time of such damage or destruction, but only to the extent that County is able to mitigate its damages through insurance proceeds and continuing until such time as County’s engineers certify that said Airline Premises are again ready for use and occupancy by Airline.

ARTICLE XIX

INDEMNIFICATION: LIABILITY INSURANCE

19.1	Indemnification

A.	Airline agrees to indemnify, save, hold harmless, and defend County, its agents, and its employees from and against all losses, damages, claims, liabilities, and causes of action of every kind, character, or nature caused by any negligent acts or omissions of Airline, its agents, servants, employees, subtenants and assignees, and not caused by any negligence of County, its agents, servants or employees. Airline further agrees to pay all costs and fees, including attorneys’ fees connected therewith and the expenses of the investigation thereof, to reimburse County for any amounts paid in settlement of the same, and to pay all costs and expenses associated with such settlement, provided Airline is afforded an opportunity to defend the claim against County.

B.	Airline shall indemnify, save, hold harmless, and defend County, its agents, and its employees against claims of liability arising from or based upon the violation of any federal, State, County, or municipal laws, statutes, ordinances, or regulations by said Airline, its agents, its employees, or its licensees.

19.2	Liability Insurance

A.	Airline shall provide, pay for, and maintain in force at all times during the term of this Agreement comprehensive general liability insurance to protect against bodily injury liability and property damage in an aggregate amount of not less than $100,000,000.00 per occurrence.

B.	The aforesaid minimum limits of liability shall be reviewed from time to time by County and may be adjusted by County if County reasonably determines such adjustments are necessary to protect County’s interest. Airline shall furnish County with a certificate or certificates of insurance whenever County so requests, as evidence that such insurance is in force. County reserves the right to require a certified copy of such certificates upon request. Airline shall name County as an additional party insured under such policy or policies to the extent of Airline’s obligations hereunder. The Airline shall give County written notice thirty (30) days prior to the cancellation of or any material change in such policy or policies.

ARTICLE XX

NOTICES

20.1	All notices required by this Agreement shall be in writing.

20.2	Notices to County shall be sufficient if sent by certified or registered mail, postage prepaid, addressed to:

Director

Broward County Aviation Department

Fort Lauderdale-Hollywood International Airport

320 Terminal Drive

Fort Lauderdale, FL 33315

and notices to Airline, if sent by certified or registered mail, postage prepaid, addressed to Airline at:

Ned Homfeld, President

Spirit Airlines, Inc.

18121 East Eight Mile Road

East Pointe, MI 48021

or to such other respective addresses as the parties may designate in writing from time to time.

ARTICLE XXI

RULES AND REGULATIONS

21.1	Airline agrees to observe and obey all rules and regulations of the County governing the safe conduct on and operation, maintenance and use of Airport, provided that such rules and regulations shall be furnished in writing to Airline. County agrees that any rules and regulations so promulgated and as applied to Airline shall be reasonable and shall not be inconsistent with any constitution, law, rule or regulation of the State of Florida or the United States of America or any agency thereof having jurisdiction of the Airport System, nor in conflict with the terms, provisions, rights and privileges granted hereunder.

ARTICLE XXII

HEADINGS

22.1	All article and paragraph headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision of this Agreement.

ARTICLE XXIII

SUBORDINATION, CONSTRUCTION AND SAVINGS CLAUSES

23.1	This Agreement shall be construed in accordance with the laws of the State of Florida. If any covenant, condition or provision contained in this Agreement is held to be invalid by any court of competent jurisdiction, such invalidity shall not affect the validity of any other covenant, condition or provision herein contained; provided, however, that such invalidity does not materially prejudice either County or Airline in its respective right and obligations contained in the remaining valid covenants, conditions or provisions of this Agreement.

23.2	Wherever approval or consent of County, Airline, or Airline Representative is required hereunder, such approval or consent shall not be unreasonably withheld, delayed or withdrawn.

23.3	Airline covenants that whenever it has the right under this Agreement to disapprove a Capital Expenditure, it will base its decision upon prudent judgment and sound management policies and will consider the public interest and welfare, particularly as to safety and convenience as normally experienced at comparable airports in the United States.

23.4	This Agreement and all rights granted to Airline hereunder are expressly subordinated and subject to the lien and provisions of any pledge, transfer, hypothecation or assignment made at any time by County to secure Airport Revenue Bonds and Additional Revenue Bonds and to the terms and conditions of the Bond Resolution, and County and Airline agree that to the extent permitted by the authorizing legislation, the holders of the Airport Revenue Bonds and Additional Revenue Bonds shall exercise any and all rights of County hereunder to the extent such possession, enjoyment and exercise are necessary to insure compliance by Airline and County with the terms and provisions of this Agreement and the Bond Resolution. The County shall not amend the Bond Resolution in any manner which would change the method of calculation of the rates, fees, rentals or other charges payable hereunder or that would materially, adversely affect the rights of Airline hereunder, unless Airline approves such change or changes.

23.5	This Agreement is the result of extensive negotiations between the parties and shall not be construed against County by reason of its having prepared it.

ARTICLE XXIV

GOVERNMENT INCLUSION

24.1	This Agreement shall be subordinate to the provisions of any existing or future agreements between County and the United States government relative to the operation or maintenance of Airport, the execution of which has been or will be required as a condition precedent to the granting of Federal Funds for the development of Airport to the extent that the provisions of any such existing or future agreements are generally required by the United States or other civil airports receiving Federal Funds. County agrees to give Airline written notice in advance of the execution of such agreements of any provisions which will modify the terms of this Agreement.

A.

Airline, for itself, its successors in interest and assigns, does hereby covenant and agree as a covenant running with the land that (1) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subject to discrimination in the use of the Airline Premises; (2) in the construction of any improvements on, over, or under the Airline Premises and the furnishing of services thereon, no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination; (3) Airline will use the Airline Premises in compliance with all other requirements imposed by or pursuant to 14 CFR 152 and Title VI of the Civil Rights Act of 1964, and as said Title and Regulations may be amended. Airline shall comply with laws of the

State of Florida prohibiting discrimination on the basis of sex, religion, age or physical handicap. Should the Airline authorize another person, with County’s prior written consent, to provide services or benefits upon the Airline Premises, Airline shall obtain from such person a written agreement pursuant to which such person shall, with respect to the services or benefits which it is authorized to provide, undertake for itself the obligations contained in this paragraph. Airline shall furnish a copy of such agreement to County.

B.	In the event the breach of any of the above nondiscrimination covenants shall constitute an Event of Default by Airline, County shall have the right to terminate this Agreement and to reenter and repossess the Airline Premises and the facilities thereon, and hold the same as if this Agreement had never been made or issued. The right granted to County by the foregoing sentence shall not be effective until applicable procedures of Title 49, Code of Federal Regulations, Part 21 are followed and completed, including exercise or expiration of appeal rights.

C.	County may from time to time be required by the United States government, or its agencies to adopt additional or amended provisions including nondiscrimination provisions, concerning the use and operation of Airport, and Airline agrees that it will adopt any such requirements as a part of this Agreement.

D.	Notwithstanding anything herein contained that may be or appear to the contrary, the rights, privileges and licenses granted under this Agreement (except in the Exclusively Leased Premises and Joint Use Premises) are “non-exclusive” and County reserves the right to grant similar privileges to other Air Carriers on other parts of Airport.

E.	Airline shall comply with all applicable regulations of the FAA relating to Airport security and shall control the Airline Premises so as to prevent or deter unauthorized persons from obtaining access to the air operations of Airport.

F.	County reserves unto itself, its successors, and assigns for the use and benefit or the public, a right of flight for the passage of aircraft in the airspace above the surface of the premises, for navigation or flight in the said airspace for landing on, taking off from or operating on Airport.

G.	Airline expressly agrees for itself, its successors and assigns, to restrict the height of structures, objects of natural growth and other obstructions on the Airline Premises to such a height so as to comply with Federal Aviation Regulations, Part 77.

H.	Airline shall cause any lights on Airline Premises to be constructed, focused or arranged in a manner that will prevent them from casting their beams in an upward direction so as to interfere with the vision of pilots in aircraft landing or taking off from Airport.

I.	Airline expressly agrees for itself, its successors and assigns, to prevent any use of the Airline Premises which would interfere with or adversely affect the operation or maintenance of Airport, or otherwise constitute an Airport hazard.

ARTICLE XXV

CONFORMITY OF LEASE

25.1	In the event that County enters into an agreement which makes available to any other Scheduled Air Carrier at Airport more favorable terms, rights, licenses or privileges than are available to Airline, then the same shall be concurrently and automatically made available to Airline.

ARTICLE XXVI

TRANSITION PROVISIONS AND EFFECTIVE DATE

26.1	General

It is understood that some of the provisions of this Agreement must become operative at different times in accordance with this Article XXVI, taking into consideration the schedule for completion and occupancy of the Project and the effects of the Bond Resolution on the application of Revenues.

26.2	Effective Date

This Agreement shall become effective when executed by both Airline and County, and the total number of Signatory Airlines represents at least seventy-five percent (75%) of the total airline Exclusively Leased Premises to be provided in the Project or such lower percentage as Airline and County may hereafter agree to.

26.3	Occupation, Operation and Maintenance of New Terminal Facilities by Airline

A.	Airline shall transfer its operations to the new Terminal facilities within thirty (30) working days after notice to Airline of Substantial Completion of Facilities, along with a copy of the certification of such Substantial Completion of Facilities, signed by the County’s Architects and Engineers.

B.	Airline shall have the right to install its own equipment and furnishings within a reasonable time, not to exceed 120 days prior to the estimated date of Substantial Completion of Facilities. County shall give notice to Airline of said estimated date at least one hundred twenty (120) days prior thereto.

C.	Following Substantial Completion of Facilities or occupancy by Airline, whichever occurs earlier, County and Airline maintenance and operating responsibilities shall be as set forth in Article VI and Exhibit F.

26.4	Provisions Relating to Existing Facilities

A.	Prior to the date that Airline transfers its operations to the new Terminal facilities as provided herein, Airline shall continue to occupy and lease such space and continue such maintenance and operating responsibilities as provided in the lease agreements and exhibits attached thereto between County and Airline which expired on November 30, 1981.

B.	All provisions of this Agreement shall become effective upon the date set forth in Article 26.2, except as provided in this Article 26 or in those Articles of this Agreement which by their own terms become effective at some later date.

26.5	Rentals, Fees and Charges

A.	The rentals, fees and charges provided for in Sections 7.1, 7.2, 7.3 and 7.4 shall commence upon the earliest of:

1.	Substantial Completion of Project;

2.	Occupancy;

3.	A date six months prior to the first date on which an interest payment which is not capitalized is due on the Airport Revenue Bonds, and any Additional Airport Revenue Bonds; and

4.	A date twelve (12) months prior to the first date on which a Principal or Sinking Fund payment is due on account of the Airport Revenue Bonds, and any Additional Airport Revenue Bonds.

B.	During the Transition Period, rentals, fees and charges payable by Airline shall be in accordance with the County rate schedules established by Resolution No. 82-203; provided, however, that such rentals, fees and charges shall be adjusted, if necessary, to comply with Section 7.04 of the Bond Resolution.

26.6	Funds and Accounts

Upon the initial issuance and delivery of the Airport Revenue Bonds contemplated by this Agreement, all funds and accounts to be established by the Bond Resolution shall be promptly established. However, the provisions of Articles VII, VIII and IX, with the exception of Section 8.1(B), shall not apply during the Transition Period. Application of Revenues shall be made as set forth in the Bond Resolution during the Transition Period, subject to the following transition provisions:

A.	No deposits to the Airline Fees and Charges Sub-Account shall be made until such time as the rentals, fees and charges provided for in Sections 7.1, 7.2, 7.3 and 7.4 shall commence pursuant to Section 26.6(A). At this date, an initial deposit shall be made to the Airline Fees and Charges Sub- Account equal to the excess, if any, of the amounts of the Airport Discretionary Sub-Account over the then current maximum allowable balances in those accounts.

B.	The Airport Discretionary Sub-Account and the Airport Facilities Improvement and Development Sub-Account shall not be limited to their maximum balances during the Transition Period.

C.	Expenditures from the Improvements Account and the Airport Facilities Improvement and Development Sub-Account shall not be subject to MII approval during the Transition Period.

ARTICLE XXVII

PUBLIC USE/COUNTERPARTS

27.1	County and Airline acknowledge that the Airline Premises are to be used for the purpose of providing public air transportation facilities.

27.2	Multiple copies of this document may be fully executed by all parties, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and executed this Airline-Airport Lease and Use Agreement on the respective dates under each signature: BROWARD COUNTY through its BOARD OF COUNTY COMMISSIONERS, signing by and through its Chair, or Vice Chair, authorized to execute same by Board action on the 17th day of August, 1999, and Spirit Airlines, Inc., signing by and through its President, duly authorized to execute same.

COUNTY

ATTEST:		BROWARD COUNTY, by and through its Board of County Commissioners

/s/ illegible		By	/s/ Ilene Lieberman
Broward County Administrator, as Ex-officio Clerk of the Broward County Board of County Commissioners			Chair

Approved as to form by Office of the County Attorney For Broward County, Florida Edward A. Dion County Attorney Governmental Center, Suite 423 115 South Andrews Avenue
Insurance requirements		Fort Lauderdale, Florida 33301
Approved by Broward County		Telephone: (954) 357-7600
Risk Management Division		Telecopier: (954) 357-7641

By	/s/ Mary M. Meister	By	/s/ illegible
Assistant County Attorney
AIRLINE
ATTEST:		SPIRIT AIRLINES, INC.

/s/ John R. Severson		By	/s/ Edward W. Homfeld
Secretary			Edward W. Homfeld
John R. Severson		Title	President

(CORPORATE SEAL)			14th day of May, 1999

WITNESS:

/s/ Melodie A. Buskirk

EXHIBIT E

CALCULATION OF REQUIRED
SIGNATORY RATES, RENTALS,
FEES AND CHARGES

ADJUSTMENT OF SIGNATORY AIRLINE RATES

Signatory Airline rates for rentals, fees and charges shall be adjusted as set forth in Article VIII of this Agreement. Exhibits E-1 through E-5 set forth the method to be used in calculating the required Signatory Airline average Terminal rental rate and landing fees rate. Signatory Airline apron fee shall be $150 per linear foot and may be renegotiated every three (3) years following Substantial Completion of the Project.

MINIMUM RATE LEVELS

Rates calculated as set forth in this Exhibit E shall be subject to minimum rate levels and Airline shall pay rentals, fees and charges based upon the greater of the minimum rate levels or the rates calculated herein. Exhibit E-6 sets forth the method to be used in calculating minimum rate levels.

Any debt service reduction due to the use of surplus Revenues (resulting from the application of minimum rate levels) to purchase, pay or redeem Bonds pursuant to Section 9.2(F), except as provided for in Exhibit E-6 (Transition/Move-In Minimums), shall be applied against the debt service then allocated to each cost center, except Tenant/Special (13), in direct proportion to the amount of debt service then outstanding in each.

DIFFERENTIAL TERMINAL RATES

Premises leased by the Signatory Airlines in the Terminal shall be classified according to four types of space for the purpose of establishing differential rental rates by location and function as set forth below:

E-1

Type of Space	Location/Function	Relative Rate Value
1	Ticket Counters; Airline Ticket Offices	1.00
2	Bag Service, VIP, Other Offices; Holdrooms; Operations; Bag Claim; Concourse Circulation	0.93
3	Curbside Check-in, Outbound Baggage Make-up, Inbound Baggage (Tug Drives)	0.72
4	Useable Covered	*

* Rate to be set at $1.00 per square foot per year by agreement.

The average Terminal rental rate in each period shall be converted to differential Terminal rental rates by weighting the amount of Type 1, 2, and 3 space for all Signatory Airlines by the above relative factors to obtain a weighted equivalent amount of space. The net Terminal requirement in Exhibit E-1 shall be divided by the weighted equivalent space to determine the rate for the Type 1 (premium) space. Rates for Type 2 and Type 3 space shall then be determined by multiplying the above relative factor for these spaces by the Type 1 premium rate.

AIRLINE PREMISES

Airline shall lease throughout the term of this Agreement no less than the amount of Exclusively Leased Premises, Joint Use Premises, and Aircraft Parking Apron set forth in Exhibit C.

AIRLINE RENTALS, FEES AND CHARGES

Airline's Terminal rentals in each period shall be determined as the sum of 1) the product of the appropriate differential Terminal rental rates for the period applied to the amount of each type of Airline's Exclusively Leased Premises, and 2) Airline's share of rentals for Joint Use Premises. Rentals for Joint Use Premises shall be calculated as the product of the differential Terminal rental rates for the period applied to the amount of each category of Joint Use Premises. Airline's share of rentals for Joint Use Space shall be determined as set forth in Section 7.1(B).

Airline's apron charge in each period shall be determined as the product of the apron fee for the period and the amount of Airline's Aircraft Parking Apron. As set forth in Exhibit C, Airline's Aircraft Parking Apron shall be based upon 175 linear

E-2

feet per widebody position and 125 linear feet per narrow-body position.

Airline's landing fees in each period shall be determined as the product of the landing fees rate for the period and Airline's landed weight for the period. Airline's landed weight for each period shall be determined as the sum of the Maximum Gross Landing Weight of each type of Airline's aircraft multiplied by the number of Revenue Landings by each type of said aircraft at Airport during the period.

SIGNATORY AIRLINE RATES FOR RENTALS, FEES, AND CHARGES FOR THE RATE-SETTING PERIOD

For the period extending from _______ to _________, required Signatory Airline rates for rentals, fees and charges calculated in accordance with Exhibit E-1 through E-6 shall be as follows:

Type of Space	Annual Rate Per Square Foot
1	XX.XX
2	XX.XX
3	XX.XX
4	1.00

These rates are based upon an average Terminal rental rate of $XX.XX per square foot.

Apron charges for the above period shall be based upon an apron fee of $XXX per linear foot.

Landing fees for the above period shall be based upon a rate of $X.XX per 1,000 pounds of Maximum Gross Landing Weight.

E-3

EXHIBIT E-1

CALCULATION OF SIGNATORY AIRLINE RATES FOR TERMINAL RENTALS AND LANDING FEES

(Page 1 of 5)

	Signatory Airline Terminal Rentals			Signatory Airline Landing Fees		
	Parking & Terminal Area Access	Other Areas	Terminal Area	North Perry Airport	Airfield Area	Tenant/ Special
Revenues from Sources Other Than Signatory Airline Terminal Rentals and Landing Fees 1/	$XX,XXX,XXX	$X,XXX,XXX	$ X,XXX,XXX	$XXX,XXX	$ XXX,XXX	$XXX,XXX
Expenses:						
Operation and Maintenance	X,XXX,XXX	XX,XXX	XX,XXX,XXX	XXX,XXX	X,XXX,XXX	
Debt Service 2/	X,XXX,XXX	XXX	XX,XXX,XXX	XX,XXX	X,XXX,XXX	XXX,XXX
Coverage Requirement			X,XXX,XXX		XXX,XXX	XXX,XXX
Operation and Maintenance Requirement					XXX,XXX	
Total Other Account Deposits					XXX,XXX	
Net Requirement (Surplus)	($ X,XXX,XXX)	($X,XXX,XXX)	$XX,XXX,XXX	$ XX,XXX	$X,XXX,XXX	$XXX,XXX
Transfer of Parking & Terminal Area Access Net Requirement (Surplus)	X,XXX,XXX		(X,XXX,XXX)			
Transfer of Other Areas Net Requirement (Surplus)		X,XXX,XXX	(X,XXX,XXX)			
Signatory Airline Apron Charges					(XXX,XXX)	
Nonsignatory Airline Landing Fees					(XXX,XXX)	
Transfer of North Perry Airport Net Requirement (Surplus)				(XX,XXX)	XX,XXX	
Transfer of Tenant/Special Net Requirement (Surplus) 3/					-	-
Transfer from Airline Fees and Charges Sub-account			(X,XXX,XXX)		(XXX,XXX)	(XXX,XXX)
Required Signatory Airline Terminal Rentals and Landing Fees	$ ---	$ ---	$XX,XXX,XXX	$ ---	$X,XXX,XXX	$ ---
Signatory Airline Rentable Terminal Space (Less Usable Covered Area)			XXX,XXX			
Required Average Terminal Rental Rate (per sq. ft.)			$XX.XX			
Signatory Airline Landed Weight (1000 pounds)					X,XXX,XXX	
Required Landing Fees Rate (per 1000 pounds)					$X.XX	
Minimum Rate Levels			$XX.XX		XX.XX	

1/ Includes Signatory Airline credit for usable covered area
2/ Excludes Coverage Requirement
3/ Expected to be $0 each period

E-4

EXHIBIT E-1

CALCULATION OF SIGNATORY AIRLINE RATES FOR TERMINAL RENTALS AND LANDING FEES

(Page 2 of 5)

EXHIBIT E-1 - EXPLANATORY NOTES

1. AIRPORT COST CENTERS

Airport cost centers used in the determination of rates for rentals, fees and charges include, but are not necessarily limited to, the following:

Cost Center	Scope
01 - Administration (indirect)	Functions and activities associated with general Airport System administration
02 - Crash/Fire/Rescue (indirect)	Emergency medical services and functions and activities associated with Crash/Fire/Rescue (CFR) operations
03 - Public Works (indirect)	Functions and activities associated with the general maintenance and repair of Airport properties which are not directly assigned to or recorded in other cost centers, including Operation and Maintenance Expenses for all Airport (FLL) access roadways
04 - Terminal Area (direct)	FLL terminal facilities and employee parking lot (includes Operation and Maintenance Expenses for enplaning and deplaning drives)
05 - Other Aviation Facilities (direct)	FLL facilities and properties used for aviation-related purposes, but excluding the Terminal Area, the Apron Area, and the Landing Area
06 - Landing Area (direct)	FLL areas provided for the landing, takeoff, and taxiing of aircraft, including approach and clear zones and avigation easements
07 - Non-Aviation Facilities (direct)	FLL facilities and properties used for non-aviation purposes such as industry and commerce
08 - Security (direct/indirect)	Functions and activities related to passenger screening, traffic control, and general security at FLL, but excluding North Perry security. Passenger screening charges are directly reimbursed by the airlines.
09 - North Perry Airport (direct)	All activities, facilities, and properties at North Perry Airport
10 - Other County Departments (direct)	FLL properties used by the divisions and departments of Broward County other than the Aviation Division

E-5

EXHIBIT E-1

(Page 3 of 5)

11 - Apron Area (direct)	FLL aircraft parking and maneuvering areas adjacent to the Terminal
12 - Parking and Terminal Area Access (direct)	FLL public parking facilities and Terminal access roadways, excluding Operation and Maintenance Expenses associated with the Terminal access roadways
13 - Tenant/Special (direct)	Facilities and improvements financed by the County at the request of the Signatory Airlines or other Airport tenants

2. COST CENTER ASSIGNMENTS FOR RATE-SETTING

Net expenses for each indirect cost center are calculated as Operation and Maintenance Expenses less Revenues, and net expenses for each indirect cost center are then allocated to the direct cost centers as follows:

1. Ten (10) percent of Administration (01) net expenses are assigned to North Perry Airport (09).

2. Ninety (90) percent of CFR (02) net expenses are assigned to Landing Area (06)

3. The balance of net indirect expenses, which shall include ninety (90) percent of Administration (01) net expenses, ten (10) percent of CFR net expenses, one hundred (100) percent of Public Works (03) net expenses, and one hundred (100) percent of Security (08) net expenses, are allocated to the direct cost centers on the basis of each cost center's share of total Operation and Maintenance Expenses. The Tenant/Special cost center receives no allocated net indirect expenses.

To determine rates for rentals, fees and charges, the present direct cost centers are then combined as follows (see Exhibit E-1):

- Parking and Terminal Area Access - includes Parking and Terminal Area Access (12) only.
- Other Areas - includes Other Aviation Facilities (05), Non-aviation Facilities (07), and Other County Departments (10).
- Terminal Area - includes Terminal Area (04) only.
- North Perry Airport - includes North Perry Airport (09) only.
- Airfield Area - includes Landing Area (06) and Apron Area (11).
- Tenant/Special - includes Tenant/Special (13) only.

3. EXHIBIT E-1 ELEMENTS

- Revenues from Sources other than Signatory Airline Terminal Rentals and Landing Fees - from Exhibit E-2
- Operation and Maintenance Expenses - direct expenses as presented in Exhibit E-3 plus allocated net indirect expenses as defined in Section 2 above.

E-6

EXHIBIT E-1

(Page 4 of 5)

Interest, and Sinking Fund Accounts.

- Assignment of debt service to cost centers is based upon the distribution of bond proceeds to pay capital costs associated with each cost center.

- Debt service for indirect cost centers is allocated to direct cost centers using the procedure described in Section 2 above for the allocation of indirect Operation and Maintenance Expenses.

. Coverage Requirement - twenty-five (25) percent of debt service

  - Terminal Area includes coverage on debt service assigned or allocated to Parking and Terminal Area Access, Other Areas, and Terminal Area.

  - Airfield Area includes coverage on debt service assigned or allocated to North Perry Airport and Airfield Area.

  - Tenant/Special includes coverage on debt service assigned to Tenant/Special.

. Operation and Maintenance Requirement - amount required to maintain a reserve equal to one-sixth (1/6) of budgeted Operation and Maintenance Expenses for the rate-setting period.

. Total Other Account Deposits - from Exhibit E-3.

. Transfer of Parking and Terminal Area Access Net Requirement (Surplus) - transferred to Terminal Area.

. Transfer of Other Areas Net Requirement (Surplus) - transferred to Terminal Area.

. Transfer of North Perry Airport Net Requirement (Surplus) - transferred to Airfield Area.

. Transfer of Tenant/Special Net Requirement (Surplus) - to be paid by participating Signatory Airlines or other tenants through supplemental agreement(s); to the extent that any surplus or shortfall is anticipated, such surplus or shortfall is transferred to Airfield Area.

. Signatory Airline Apron Charges - from Exhibit E-2.

. Nonsignatory Airline Landing Fees - from Exhibit E-2.

. Transfer from Airline Fees and Charges Sub-account - amount deposited to this sub-account during the preceding period as presented in Exhibit E-4.

  - An amount up to but not exceeding the amount of the coverage requirement in the preceding period is transferred to Terminal Area, Airfield Area, and Tenant/Special in proportion to the share of total coverage requirement contributed in that period by each.

E-7

(Page 5 of 5)

- ~~Any additional amount remaining to be trans~~ferred is transferred as follows:

  -- Terminal Area receives a share relative to the proportion of total Operation and Maintenance Expenses that is assigned or allocated to cost centers included in Parking and Terminal Area Access, Other Areas, and Terminal Area.

  -- Airfield Area receives a share relative to the proportion of total Operation and Maintenance Expenses that is assigned or allocated to cost centers included in North Perry Airport, Airfield Area, and Area.

. Required Signatory Airline Terminal Rentals and Landing Fees - Net Requirement for Signatory Airline Terminal rentals and landing fees.

. Signatory Airline Rentable Terminal Space (Less Useable Covered Area) - Exclusively Leased Premises and Joint Use Premises as set forth in Exhibit C.

. Required Average Terminal Rental Rate - Required Signatory Airline terminal rentals divided by Signatory Airline Rentable Terminal Space (Less Useable Covered Area).

. Signatory Airline Landed Weight - Maximum Gross Landing Weight for the rate-setting period.

. Required Landing Fees Rate - Required Signatory Airline landing fees divided by Signatory Airline Maximum Gross Landing Weight.

. Minimum Rate Levels - from Exhibit E-6.

E-8

EXHIBIT E-2

THREE YEAR DETAIL OF REVENUES

	Actual Preceding Fiscal Year	Estimate Current Fiscal Year	Budget Next Ensuing Fiscal Year
Terminal Area			
Terminal Rentals			
Signatory Airlines			$XX,XXX,XXX
Others 1/			X,XX,XXX
Concession Fees			
Food and Beverage			X,XXX,XXX
News and Gifts			X,XXX,XXX
Inflight Catering			XXX,XXX
Fueling			XXX,XXX
Others			X,XXX,XXX
Other			
Employee Parking Decals			XXX,XXX
Airfield Area			
Landing Fees			
Signatory Airlines			X,XXX,XXX
Others			XXX,XXX
Apron Charges			
Signatory Airlines			XXX,XXX
Other			---
Tie-Down Fees			XXX,XXX
Other			XX,XXX
Parking and Terminal Area Access			
Public Parking			X,XXX,XXX
Rental Car			X,XXX,XXX
Other Areas			
Other Aviation Facilities			X,XXX,XXX
Non-aviation Facilities			XXX,XXX
Other County Departments			XX,XXX
North Perry Airport			XXX,XXX
Tenant/Special Payments			XXX,XXX
Indirect Revenues to be Allocated			
Administration			X,XXX
Crash/Fire/Rescue			X,XXX
Public Works			XX,XXX
Security			X,XXX,XXX
Total Airport Revenues			$XX,XXX,XXX

1/ Includes Signatory Airline rentals for useable covered area

E-9

EXHIBIT E-3

~~THREE YEAR DETAIL OF OPERATION~~
AND MAINTENANCE EXPENSES, DEBT
SERVICE, AND OTHER ACCOUNT DEPOSITS

	Actual Preceding Fiscal Year	Estimate Current Fiscal Year	Budget Next Ensuing Fiscal Year
Operation and Maintenance Expenses			
Direct Expenses			
Terminal Area	$	$	$ X,XXX,XXX
Airfield Area			XXX,XXX
North Perry Airport			XXX,XXX
Parking and Terminal Area Access Area			XXX,XXX
Other Areas			XX,XXX
Indirect Expenses			
Administration			X,XXX,XXX
Crash/Fire/Rescue			X,XXX,XXX
Public Works			XXX,XXX
Security			X,XXX,XXX
Total Operation and Maintenance Expenses	$	$	$XX,XXX,XXX
Debt Service			
Deposits to Interest Account			
Deposits to Principal Account			XX,XXX,XXX
Deposits to Sinking Fund Account			
Total Debt Service	$	$	$XX,XXX,XXX
Other Account Deposits			
Reserve Fund Replenishment			XXX,XXX
Deposits to Renewal and Replacement Account			XXX,XXX
Deposits to Improvements Account			XXX,XXX
Total Account Deposits	$	$	$ XXX,XXX

E-10

EXHIBIT E-4

~~CALCULATION OF DEPOSITS TO~~
GENERAL PURPOSES ACCOUNT

	Actual Preceding Fiscal Year	Estimate Current Fiscal Year	Budget Next Ensuing Fiscal Year
Total Revenues	$	$	$XX,XXX,XXX
Plus Transfers from Airline Fees and Charges Sub-account			X,XXX,XXX
Plus Investment Earnings			X,XXX,XXX
Total Funds Available			$XX,XXX,XXX
Less:			
Operation and Maintenance Expenses (including Operation and Maintenance Requirement)			XX,XXX,XXX
Debt Service			XX,XXX,XXX
Reserve Account Replenishment			XXX,XXX
Deposit to Renewal and Replacement Account			XXX,XXX
Deposit to Improvements Account			XXX,XXX
Balance Available for Deposit to General Purposes Account	$	$	$XX,XXX,XXX
Deposit to Restricted Assets Sub-account	$	$	$ XXX,XXX
Deposit to Airport Discretionary Sub-account			XXX,XXX
Deposit to Airport Facilities Improvement and Development Sub-account			X,XXX,XXX
Net Amount Available for Deposit to Airline Fees and Charges Sub-account	$	$	$ X,XXX,XXX

E-11

EXHIBIT E-5

TEST FOR COMPLIANCE WITH SECTION 8.1(D)
OF THIS AGREEMENT FOR BUDGET
NEXT ENSUING FISCAL YEAR

Total Revenues	$XX,XXX,XXX
Plus Transfers from Airline Fees and Charges Sub-account	X,XXX,XXX
Less:	
Operation and Maintenance Expenses (including Operation and Maintenance Requirement)	XX,XXX,XXX
Reserve Account Replenishment	XXX,XXX
Deposit to Renewal and Replacement Account	XXX,XXX
Deposit to Improvements Account	XXX,XXX
Balance Remaining for Debt Service	$XX,XXX,XXX
Debt Service	$XX,XXX,XXX
Debt Service Coverage	X.XXX

E-12

EXHIBIT E-6

CALCULATION OF MINIMUM
RATE LEVELS

Minimum Average Terminal Rental Rate

The minimum average Terminal rental rate shall be determined by dividing total debt service (not including coverage) directly assigned to the Terminal Area (04) Cost Center (i.e., net of any allocations from indirect cost centers as performed in the rate calculation) by total Terminal area (less useable covered area) for the period in which rentals, fees and charges are being determined.

Terminal Area (04) Debt Service	$XX,XXX,XXX (A)
Total Terminal Area (Less Useable Covered Area)	XXX,XXX (B)
Minimum Average Terminal Rental Rate	$XX.XX (A/B)

Minimum Landing Fees Rate

The minimum landing fees rate shall be determined by dividing total debt service (not including coverage) directly assigned to the Landing Area (06) Cost Center (i.e., net of any allocations from indirect cost centers as performed in the rate calculation) by the total estimated landed weight for all Scheduled Air Carriers for the period in which rentals, fees and charges are being determined.

Landing Area (06) Debt Service	$ X,XXX,XXX (A)
Total Scheduled Air Carrier Landed Weight (1000 pounds)	XX,XXX,XXX (B)
Minimum Landing Fees Rate (per (1000 pounds)	$X.XX (A/B)

Transition/Move-In Minimums

In the event that the rentals, fees and charges provided for in Sections 7.1, 7.2, 7.3 and 7.4 of this Agreement commence, pursuant to Section 26.5, at a date when interest on the Bonds is still being capitalized, debt service to be used in the calculation of minimum rates shall be equal to debt service in the first Fiscal Year in which Airport Debt Service is not capitalized. Any surplus Revenues resulting from the application of these minimums during this period (i.e., Revenues in excess

E-13

of anticipated Revenues based upon the now existing facilities and then current County rate schedule) shall be applied to debt service in each cost center in the first Fiscal Year in which any portion of Airport Debt Service is not capitalized, except Tenant/Special (13), in direct proportion to the amount of uncapitalized debt service in the above cost centers in said Fiscal Year.

E-14

EXHIBIT F

RESPONSIBILITY OF COUNTY AND AIRLINE IN THE NEW TERMINAL BUILDING AREA FOR SERVICES, MAINTENANCE AND OPERATION EXPENSES

B = Broward County
A = Airline

12/2

	Public/General Circulation Area	Airline Exclusive Use: Ticket Counter Space	Airline Exclusive Use: Airline Exclusive Non-Public	Airline Exclusive Use: Airline Exclusive Public Use	Airline Joint Use: Airline Joint Use Non-Public	Airline Joint Use: Airline Joint Use Public	County Occupied	Airc Ap
1. Air Conditioning								
a. Maintenance	B	B	B	B	B	B	B	N/A
b. Operation	B	B	B	B	B	B	B	N/A
c. Chilled Air Distribution	B	B	B	B	B	B	B	N/A
2. Electrical								
a. Bulb & Tube Repl.	B	A	A	A	B	B	B	B
b. Illu. Incl. Power	B	A	A	A	B	B	B	B
c. Power exc. for Illumination	B	A	A	A	B	B	B	A
. Maintenance	B	A	A	A	B	B	B	J
d. Operational Cost	B	A	A	A	B	B	B	B
3. Heating								
a. Maintenance	B	B	B	B	B	B	B	N/A
b. Operation Cost	B	B	B	B	B	B	B	N/A
c. Warm Air Dist.	B	B	B	B	B	B	B	N/A
4. Water-Maintenance								
a. Distribution	B	B	B	B	B	B	B	B
b. Fixtures	B	B	B	B	B	B	B	B
5. Maintenance								
a. Other than struc.	B	A	A	A	B	B	B	B
b. Structural	B	B	B	B	B	B	B	B
c. Exterior of kinds	B	B	B	B	B	B	B	B
6. Sewage & Plumbing								
a. Distribution	B	B	B	B	B	B	B	B
b. Fixtures	B	B	B	B	B	B	B	B
7. Public Address System	B	B	B	B	B	B	B	N/A
8. Custodial Service	B	A	A	A	B	B	B	B
9. Window Cleaning								
a. Exterior	B	B	B	B	B	B	B	N/A
b. Interior	B	N/A	A	A	B	B	B	N/A

AIRLINE-AIRPORT LEASE AND USE AGREEMENT

AND ADDENDUM

BETWEEN

BROWARD COUNTY

AND

SPIRIT AIRLINES, INC.

ADDENDUM

TO THE

AIRLINE-AIRPORT LEASE AND USE AGREEMENT

BETWEEN BROWARD COUNTY AND

SPIRIT AIRLINES, INC.

This Addendum to the Airline-Airport Lease and Use Agreement (“Addendum”) is entered into by and between Broward County, a Political Subdivision of the State of Florida, acting by and through its Board of County Commissioners, hereinafter called “County” and Spirit Airlines, Inc., a Michigan corporation, authorized to do business in the State of Florida, its successors and assigns, hereinafter referred to as “Airline.”

WITNESSETH:

WHEREAS, County is the owner and operator of the Fort Lauderdale-Hollywood International Airport (“Airport”);

WHEREAS, Airline is a corporation engaged in the airline service business with respect to persons and property at the Airport and elsewhere;

WHEREAS, contemporaneously herewith the County and Airline shall execute that certain Airline-Airport Lease and Use Agreement (“Signatory Agreement”);

WHEREAS, the parties desire to modify the Signatory Agreement to delete certain provisions that are obsolete and not relevant to the operations of the Airline at the Airport and to agree to the terms and conditions hereinafter set forth;

WHEREAS, the Signatory Agreement, as modified by this Addendum is hereinafter referred to as the “Agreement”; and

NOW, THEREFORE, in consideration of the Agreement between Airline and the County, the mutual covenants, terms, conditions, privileges, obligations and agreements contained in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the County and Airline hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Notwithstanding anything to the contrary set forth in the Agreement, there shall be no Exclusively Leased Premises, no Joint Use Premises, and no Preferential Use Premises assigned to the Airline under the Agreement.

3.	All references in the Agreement to Exhibits A, B, C, and D, and Appendix I are hereby deleted in their entirety.

4.	Notwithstanding anything to the contrary set forth in the Agreement, the Agreement shall be effective upon execution by the Broward County Board of County Commissioners and the Airline and the term “Effective Date” as used in the Agreement shall mean such date as the Agreement is fully executed by both parties hereto.

5.	Sections 1.23, 1.26, 1.27, 1.50, 1.51, 1.65, 1.66, 1.69, 2.3, 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 4.2, 4.3, 5.1, 5.2, 5.3, 6.1B, 8.1B, 10.1, 13.1, 15.1, 16.2, 16.3, 16.4, 17.1, 17.2, and 18.2 of the Signatory Agreement are hereby deleted in their entirety. Furthermore, Articles VII and XXVI of the Signatory Agreement are hereby deleted in their entirety.

6.	Notwithstanding anything to the contrary set forth in the Agreement, the term of the Agreement shall be for a period of one year from the Effective Date, and month to month thereafter, terminable by either party upon 30 days written notice to the other party at any time following the end of the one year initial term; provided, however, that in any event, the Agreement shall terminate on the fifth annual anniversary of the Effective Date, unless sooner terminated as provided herein.

7.	Notwithstanding anything to the contrary set forth in the Agreement, the parties acknowledge and agree that all rentals, fee, and charges for use of Airport facilities that are payable by the Airline to the County shall be in accordance with the Terminal Building Agreement and the Field Usage Agreement that the Airline has heretofore executed.

8.	Airline shall comply with the requirements of the Airport Development Order which are set forth on Exhibit A-1, attached hereto and made a part hereof.

9.	Airline shall comply with Title I of the Americans with Disabilities Act regarding nondiscrimination on the basis of disability in employment and further shall not discriminate against any employee or applicant for employment because of race, age, religion, color, gender, sexual orientation, national origin, marital status, political affiliation, or physical or mental disability. In addition, Airline shall take affirmative steps to ensure nondiscrimination in employment against disabled persons. Such actions shall include, but not be limited to, the following: employment, upgrading, demotion, transfer, recruitment or recruitment advertising, layoff, termination, rates of pay, other forms of compensation, terms and conditions of employment, training (including apprenticeship), and accessibility.

10.

The Airline agrees to abide by and comply with the non-discrimination requirements set forth on Exhibit B-1, attached hereto and made a part hereof, to the extent same are applicable by law, rule or regulation, or federal grant requirements. Airline shall take affirmative action to ensure that applicants are employed and employees are treated without regard to race, age, religion, color, gender, sexual orientation, national origin, marital status, political affiliation, or physical or mental disability during employment. Such actions shall include, but not be limited to, the following: employment, upgrading, demotion, transfer, recruitment or recruitment advertising, layoff, termination, rates of pay, other forms of compensation, terms and conditions of employment, training (including apprenticeship), and accessibility. Airline shall not engage in or commit any discriminatory practice in violation of the Broward County Human Rights Act (Broward County Code, Chapter 16 1/2).

11.

Public Entity Crimes Act. Airline represents that the execution of the Agreement will not violate the Public Entity Crimes Act (Section 287.133, Florida Statutes), which essentially provides that a person or affiliate who is a contractor, consultant or other provider and who has been placed on the convicted vendor list following a conviction for a Public Entity Crime may not submit a bid on a contract to provide any goods or services to County, may not submit a bid on a contract with County for the construction

2

or repair of a public building or public work, may not submit bids on leases of real property to County, may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with County, and may not transact any business with County in excess of the threshold amount provided in Section 287.017, Florida Statutes, for category two purchases for a period of 36 months from the date of being placed on the convicted vendor list. Violation of this section shall result in termination of the Agreement and recovery of any monies paid by County to Airline, and may result in debarment from County’s competitive procurement activities.

12.	Waiver of Breach and Materiality. Failure to enforce any provision of the Agreement shall not be deemed a waiver of such provision or modification of the Agreement. A waiver of any breach of a provision of the Agreement shall not be deemed a waiver of any subsequent breach and shall not be construed to be a modification of the terms of the Agreement. County and Airline agree that each requirement, duty, and obligation set forth in the Agreement is substantial and important to the formation thereof and therefore is a material term of the Agreement.

13.	Non-liability of Individuals. No commissioner, director, officer, agent or employee of the County shall be charged personally or held contractually liable under any term or provisions of the Agreement or of any supplement, modification or amendment to the Agreement or because of any breach thereof, or because of its or their execution or attempted execution.

14.	Agent for Service of Process. It is expressly understood and agreed that if the Airline is not a resident of the State of Florida, or is an association or partnership without a member or partner resident of said State, or is a foreign corporation, then in any such event the Airline does designate the Secretary of State, State of Florida, its agent for the purpose of service of process in any court action between it and the County arising out of or based upon the Agreement, and the service shall be made as provided by the laws of the State of Florida for service upon a non-resident, who has designated the Secretary of State as agent for service. It is further expressly agreed, covenanted, and stipulated that, if for any reason, service of such process is not possible, and as an alternative method of service of process, Airline may be personally served with such process out of this State by certified mailing to the Airline at the address set forth herein. Any such service out of this State shall constitute valid service upon the Airline as of the date of mailing. It is further expressly agreed that the Airline is amenable to and hereby agrees to the process so served, submits to the jurisdiction, and waives any and all objections and protest thereto.

15.	Survival. Upon termination or expiration of the Agreement, the Airline shall remain liable for all obligations and liabilities that have accrued prior to the date of termination or expiration. The Airline acknowledges that, through the date hereof, it has no claims against County with respect to any or the matters covered by the Agreement, and it has no right of set off or counterclaims against any amount payable by Airline to County under the Agreement.

16.

Police/Regulatory Powers. County cannot, and hereby specifically does not, waive or relinquish any of its regulatory approval or enforcement rights and obligations as it may relate to regulations governing the Airport premises, any improvements thereon, or any operations at the Airport premises. Nothing in the Agreement shall be deemed to create an affirmative duty of County to abrogate its sovereign right to exercise its police powers and governmental powers by approving or disapproving or taking any other action in

3

accordance with its zoning and land use codes, administrative codes, ordinances, rules and regulations, federal laws and regulations, state laws and regulations, and grant agreements.

17.	Required Passenger Facility Provision. If the Airline has any exclusive lease or use agreement with the County covering any existing facilities at the Airport or if the Agreement covers any exclusively leased premises, then, in addition to any other rights of termination contained in the Agreement and pursuant to the federal regulations regarding passenger facility charges, the County shall have the right to terminate the Agreement upon thirty (30) days notice to Airline, if any portion of such exclusive use facilities is not fully utilized by Airline and is not made available to the County for use by potentially competing air carriers or foreign air carriers.

18.	Right to Amend. In the event that the United States government, or its departments or agencies requires changes or additions to this Agreement, including without limitation, any nondiscrimination provisions, as a condition precedent to the granting of funds for the improvement of the Airport, or otherwise, the Lessee agrees to consent to such amendments, modifications, revisions, supplements, or deletions of any of the terms, conditions, or requirements of this Agreement as may be reasonably required (collectively, an “amendment”). Notwithstanding the foregoing, in the event any such amendment would unreasonably interfere with the business operations of Lessee, then Lessee may refuse to consent to such amendment, provided that Lessee must give immediate notice to the County of any such refusal to consent and such notice must state with specificity the reasons for any such refusal. The County shall have the right to immediately terminate this Agreement upon the failure of Lessee to consent to any such amendment.

19.	Waiver of Claims. The Airline hereby waives any claim against Broward County and its officers, or employees for loss of anticipated profits caused by any suit or proceedings directly or indirectly attacking the validity of the Agreement or any part thereof, or by any judgment or award in any suit or proceeding declaring the Agreement null, void or voidable, or delaying the same or any part thereof, from being carried out.

20.	This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Florida. Venue for any action involving the enforcement or interpretation of any rights hereunder shall, be in Broward County, Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, each party hereby waives any rights it may have to a trial by jury of any such litigation.

21.	In the event of any conflict or ambiguity between this Addendum and the Signatory Agreement, the parties hereto hereby agree that this document shall control. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Signatory Agreement.

22.	The Agreement incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of the Agreement that are not contained in the Agreement. Accordingly, it is agreed that no deviation from the terms of the Agreement shall be predicated upon any prior representations or agreements whether oral or written.

4

23.	Except as modified by this Addendum, all remaining terms and conditions of the Signatory Agreement shall remain in full force and effect. It is agreed that no modification, extension, amendment or alteration in the terms or conditions of the Agreement shall be effective unless contained in a written document executed with the same formality and of equal dignity herewith.

24.	The parties hereto acknowledge that they have thoroughly read the Agreement, including all exhibits and attachments, and have sought and received whatever competent advice and counsel was necessary for them to form a full and complete understanding of all rights and obligations of the Agreement; and, having so done, do hereby execute this Addendum as of the day and year set forth below.

25.	All rights and remedies of County under the Agreement or at law or in equity are cumulative, and the exercise of any right or remedy shall not be taken to exclude or waive the right to the exercise of any other. No waiver by the County of any failure to perform any of the terms, covenants, and conditions of the Agreement shall operate as a waiver of any other prior or subsequent failure to perform any of the terms, covenants, or conditions of the Agreement.

26.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibits A-1, B-1, and C-1 to this Addendum, and Exhibits E and F to the Signatory Agreement are incorporated into and made a part of this Addendum and the Agreement.

27.	In the event the Agreement or a portion of the Agreement is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Airline elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

28.	Boarding Assistance for Individuals with Disabilities. Pursuant to 49 CFR Part 27 and 14 CFR Part 382, which requires that airports and airlines provide boarding assistance to individuals with disabilities, Airline shall abide by the terms and conditions of Exhibit C-1, attached hereto and made a part hereof relating to the Airline’s use of the County’s “Lift Device,” which sets forth the duties and obligations of the respective parties with regard to the use of said Life Device.

29.	Multiple Originals. The Signatory Agreement and this Addendum may be fully executed in up to three (3) copies each by all parties, each of which, bearing original signatures, shall have the force and effect of an original document.

5

IN WITNESS WHEREOF, the parties have made and executed this Addendum on the respective dates under each signature: BROWARD COUNTY through its BOARD OF COUNTY COMMISSIONERS, signing by and through its Chair, or Vice Chair, authorized to execute same by Board action on the 17 day of August, 1999, and Spirit Airlines, Inc., signing by and through its                                         , duly authorized to execute same.

AIRLINE

	WITNESS:	SPIRIT AIRLINES, INC.

	/s/ John M. Willis	By	/s/ Edward W. Homfeld
	John M. Willis, Corporate Counsel		Edward W. Homfeld
		Title	President

ATTEST:

/s/ John R. Severson
John R. Severson, Secretary
(CORPORATE SEAL)
day of , 19 .

COUNTY

	ATTEST:	BROWARD COUNTY, by and through its Board of County Commissioners

	/s/ illegible	By	/s/ Ilene Lieberman
	Broward County Administrator, as Ex-officio Clerk of the Broward County Board of County Commissioners		Chair
Approved as to form by Office of the County Attorney For Broward County, Florida EDWARD A. DION, County Attorney Governmental Center, Suite 423 115 South Andrews Avenue
	Insurance requirements Approved by Broward County Risk Management Division	Fort Lauderdale, Florida 33301 Telephone: (954) 357-7600 Telecopier: (954) 357-7641

By	/s/ Mary M. Meister	By	/s/ illegible
Assistant County Attorney

6

EXHIBIT A-1

HAZARDOUS MATERIALS

Hazardous Materials. As and when directed to do so in writing by the Aviation Department, the Lessee shall:

1. Disclose all hazardous materials and biohazardous waste that is stored, used, or generated on the premises;

2. Allow inspection by appropriate agency personnel of all business premises storing, using, or generating hazardous materials or biohazardous waste prior to the commencement of operation, and periodically thereafter to assure that adequate facilities and procedures are in place to properly manage hazardous materials and biohazardous waste projected to be located on the site;

3. Comply with the Airport’s minimum standards and procedures for storage, prevention of spills, containment of spills, and transfer and disposal of such materials;

4. Provide for proper maintenance, operation, and monitoring of hazardous materials management systems, including spill, hazardous materials and biohazardous waste containment systems, and equipment necessary on-site for the handling of first response to releases of oil or hazardous materials along with the capacity to employ such equipment;

5. Contract with a licensed hazardous waste transporter and/or treatment and disposal facility to assure proper pretreatment of wastewater and sludge and the treatment of disposal of hazardous waste and shall keep all required records of such transactions, including but not limited to, hazardous waste manifests;

6. Describe design features, response actions and procedures to be followed in case of spills or other accidents involving hazardous materials, biohazardous waste, or oil, and Lessee shall notify appropriate authorities in the event of a release as required by applicable regulations; and

7. Comply with all applicable reporting provisions of Title Ill of the Superfund Amendment and Reauthorization Act (SARA) of the Emergency Planning and Community Right-to-know Act (EPCRA) and DNRP, Chapter 27 of the Broward County Code.

Exhibit A-1 Page 1 of 1

EXHIBIT B-1

FEDERAL AND COUNTY NONDISCRIMINATION REQUIREMENTS

I.	NONDISCRIMINATION - 49 CFR PART 21 REQUIREMENTS

During the performance of this contract, the Consultant/Contractor/ Tenant/Concessionaire/Lessee/Permittee/Licensee for itself, its personal representatives, assigns and successors in interest (hereinafter referred to collectively as the “Contractor”) agrees as follows:

(a)	Compliance With Regulations. The Contractor shall comply with the Regulations relative to nondiscrimination in Federally Assisted Programs of the Department of Transportation (hereinafter, “DOT”) Title 49, Code of Federal Regulations; Part 21, as they may be amended from time to time (hereinafter referred to as the “Regulations”), which are herein incorporated by reference and made a part of this contract.

(b)	Nondiscrimination. The Contractor shall not discriminate on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation in the selection and retention of subcontractors, including procurement of materials and leases of equipment. The Contractor shall not participate either directly or indirectly in the discrimination prohibited by Section 21.5 of the Regulations, including employment practices when the contract covers a program set forth in Appendix B of the Regulations.

(c)	Solicitation for Subcontracts, Including Procurement of Materials and, Equipment. In all solicitation either by competitive bidding or negotiation made by the Contractor for work to be performed under a subcontract, including procurement of materials or leases of equipment, each potential subcontractor or supplier shall be notified by the Contractor of the Contractor’s obligation under this contract and the Regulations relative to nondiscrimination on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation.

(d)	Information and Reports. The Contractor shall provide all information and reports required by the Regulations or directives issued pursuant thereto and shall permit access to its books, records, accounts, other sources of information, and its facilities as may be determined by the County or the Federal Aviation Administration (FAA) to be pertinent to ascertain compliance with such Regulations, orders, and instructions. Where any information required of Contractor is in the exclusive possession of another who fails or refuses to furnish this information, the Contractor shall so certify to the County or the FAA, as appropriate, and shall set forth what efforts it has made to obtain the information.

(e)

Sanctions for Noncompliance. In the event of the Contractor’s noncompliance with the nondiscrimination provisions of this contract, the County shall impose such contract sanctions as it or the FAA may determine to be appropriate, including, but not limited to: (1) withholding of payments under the contract until

Exhibit B- 1 Page 1 of 4

there is compliance, and/or (2) cancellation, termination, or suspension of the contract, in whole or in part. In the event of cancellation or termination of the contract (if such contract is a lease), the COUNTY shall have the right to re-enter the Premises as if said lease had never been made or issued. These provisions shall not be effective until the procedures of Title 49 CFR Part 21 are followed and completed, including exercise or expiration of appeal rights.

(f)	Incorporation of Provisions. The Contractor shall include the provisions of paragraphs (a) through (e), above, in every subcontract, including procurement of materials and leases of equipment, unless exempt by the Regulations or directives issued pursuant thereto. The Contractor shall take such action with respect to any subcontract or procurement as the County or the FAA may direct as a means of enforcing such provisions including sanctions for noncompliance. Provided, however, that in the event Contractor becomes involved in, or is threatened with, litigation with a subcontractor or supplier as a result of such direction, the Contractor may request the County to enter into such litigation to protect the interests of the County and, in addition, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

(g)	The Contractor, as a part of the consideration hereof, does hereby covenant and agree that in the event facilities are constructed, maintained, or otherwise operated on the said property described in this contract, for a purpose for which a DOT program or activity is extended or for another purpose involving the provision of similar services or benefits, the Contractor shall maintain and operate such facilities and services in compliance with all other requirements imposed pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulation may be amended.

(h)	The Contractor, as a part of the consideration hereof, does hereby covenant and agree that: (1) no person on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities, (2) that in the construction of any improvements on, over, or under the premises and the furnishing of services thereon, no person on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination, and (3) that the Contractor shall use the premises in compliance with all other requirements imposed by or pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended.

Exhibit B- 1 Page 2 of 4

II.	NONDISCRIMINATION - 14 CFR PART 152 REQUIREMENTS

During the performance of this contract, the Contractor, for itself, its assignees and successors in interest agrees as follows:

The Contractor agrees to undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation be excluded from participation in any employment, contracting, or leasing activities covered in 14 CFR Part 152, Subpart E. The Contractor agrees that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this Subpart. The Contractor agrees that it will require its covered suborganizations to provide assurances to the Contractor that they similarly will undertake affirmative action programs and that they will require assurances from their suborganizations as required by 14 CFR Part 152, Subpart E, to the same effect.

The Contractor agrees to comply with any affirmative action plan or steps for equal employment opportunity required by 14 CFR Part 152, Subpart E, as part of the affirmative action program, and by any federal, state, County or local agency or court, including those resulting from a conciliation agreement, a consent decree, court order or similar mechanism. The Contractor agrees that state or County affirmative action plans will be used in lieu of any affirmative action plan or steps required by 14 CFR Part 152, Subpart E, only when they fully meet the standards set forth in 14 CFR 152.409. The Contractor agrees to obtain a similar assurance from its covered organizations, and to cause them to require a similar assurance of their covered suborganizations, as required by 14 CFR Part 152, Subpart E.

If required by 14 CFR Part 152, Contractor shall prepare and keep on file for review by the FAA Office of Civil Rights an affirmative action plan developed in accordance with the standards in Part 152. The Contractor shall similarly require each of its covered suborganizations (if required under Part 152) to prepare and to keep on file for review by the FAA Office of Civil Rights, an affirmative action plan developed in accordance with the standards in Part 152.

If Contractor is not subject to an affirmative action plan, regulatory goals and timetables, or other mechanism providing for short and long-range goals for equal employment opportunity under Part 152, then Contractor shall nevertheless make good faith efforts to recruit and hire minorities and women for its aviation workforce as vacancies occur, by taking any affirmative action steps required by Part 152. Contractor shall similarly require such affirmative action steps of any of its covered suborganizations, as required under Part 152.

Contractor shall keep on file, for the period set forth in Part 152, reports (other than those submitted to the FAA), records, and affirmative action plans,if applicable, that will enable the FAA Office of Civil Rights to ascertain if there has been and is compliance with this subpart, and Contractor shall require its covered suborganizations to keep similar records as applicable.

Contractor shall, if required by Part 152, annually submit to the County the reports required by Section 152.415 and Contractor shall cause each of its covered suborganizations that are covered by Part 152 to annually submit the reports required by Section 152.415 to the Contractor who shall, in turn, submit same to the County for transmittal to the FAA.

Exhibit B- 1 Page 3 of 4

III.	NONDISCRIMINATION - GENERAL CIVIL RIGHTS PROVISIONS

The Contractor, for itself, its assignees and successors in interest agrees that it will comply with pertinent statutes, Executive Orders and such rules as are promulgated to assure that no person shall, on the grounds of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation be excluded from participating in any activity conducted with or benefitting from Federal assistance. This “Provision” obligates the Contractor or its transferee, for the period during which Federal assistance is extended to the airport program, except where Federal assistance is to provide, or is in the form of personal property or real property or interest therein or structures or improvements thereon. In these cases, the Provision obligates the party or any transferee for the longer of the following periods: (a) the period during which the property is used by the sponsor or any transferee for a purpose for which Federal assistance is extended, or for another purpose involving the provision of similar services or benefits; or (b) the period during which the airport sponsor or any transferee retains ownership or possession of the property. In the case of contractors, this Provision binds the contractors from the bid solicitation period through the completion of the contract.

IV.	NONDISCRIMINATION - 49 CFR PART 23 DBE ASSURANCES

(a)	Policy. It is the policy of the Department of Transportation (DOT) that disadvantaged business enterprises, as defined in 49 CFR Part 23, shall have the maximum opportunity to participate in the performance of contracts financed in whole or in part with Federal funds under this agreement. Consequently, the DBE requirements of 49 CFR Part 23 apply to this agreement.

(b)	DBE Obligation. The Contractor agrees to ensure that disadvantaged business enterprises, as defined in 49 CFR Part 23 have the maximum opportunity to participate in the performance of contracts and subcontracts financed in whole or in part with Federal funds provided under this agreement. In this regard, all contractors shall take all necessary and reasonable steps in accordance with 49 CFR Part 23 to ensure that disadvantaged business enterprises have the maximum opportunity to compete for and perform contracts. Contractors shall not discriminate on the basis of race, color, religion, gender, national origin, age, marital status, political affiliation, familial status, physical or mental disability, or sexual orientation in the award and performance of DOT-assisted contracts.

Exhibit B- 1 Page 4 of 4

EXHIBIT C-1

USE OF COUNTY'S LIFT DEVICE

PURSUANT TO 49 CFR PART 27 AND 14 CFR PART 382

1.	COUNTY, as the owner and operator of the Fort Lauderdale-Hollywood International Airport (“Airport”) and those entities providing boarding assistance to individuals with disabilities are required to enter into an agreement addressing the respective responsibilities of the parties regarding the provision of accessible facilities for individuals with disabilities, which includes providing boarding assistance using mechanical lifts (“Lift Device”). 49 CFR Part 27 and 14 CFR Part 382.

2.	COUNTY and Airline agree, subject to all existing terms and conditions of the Permit between the parties, as follows:

a.	COUNTY shall make available to the Airline, on a nonexclusive basis, the use of the Lift Device. Such Lift Device is to be used solely for the purpose of loading and unloading passengers from aircraft by Airline at the Airport. The Lift Device may be used only on the Airport Operations Area of the Airport.

b.	Airline’s employees, agents or representatives shall be trained to operate the Lift Device and will attend all training sessions as to the proper use of the Lift Device as may be provided by either the Broward County Aviation Department (“Aviation Department”) or the manufacturer of the Lift Device. All persons trained in the use of said Lift Device shall be certified to use the Lift Device by the Aviation Department. Those representatives of the Airline who have successfully completed such training and have been certified by the Aviation Department or the manufacturer may train other representatives of the Airline in the proper use of the Lift Device.

c.	Promptly after each delivery of the Lift Device for use by the Airline, and in any event prior to any use of the Lift Device, trained representatives of the Airline shall inspect the Lift Device and following such inspection shall either (i) if the Lift Device appears to be fit for its intended use, accept the Lift Device in which case the Airline may proceed to use the Lift Device in accordance with the provisions hereof; or (ii) if the Lift Device appears in any way to be damaged, unsafe, broken, improperly or not maintained, missing parts, or unfit for its intended use, immediately notify the Aviation Department and shall not use the Lift Device until such time as the Aviation Department has corrected such problems as it deems necessary and granted its written consent to once again commence use of the Lift Device. Subject to receipt of any sums owed to COUNTY pursuant to subparagraph 3.d. below, the Aviation Department agrees to repair promptly any damage or problems to the Lift Device and to maintain the Lift Device in good working order. The Airline’s right to use the Lift Device shall be suspended for any period during which the Lift Device is in any way damaged, unsafe, broken, improperly or not maintained, missing parts, or unfit for its intended use.

d.	The Lift Device, until returned to the COUNTY, shall be held and used by the Airline, at all times at the sole risk of the Airline for injury, damage (including damage to third parties and their property), loss, destruction, theft, expropriation or requisition (as to either title or use). If the Lift Device or any part of it is

Exhibit C- 1 Page 1 of 2

destroyed, lost, stolen, damaged beyond repair, or permanently rendered unfit for normal use for any reason whatsoever, or is expropriated or requisitioned while in the possession of the Airline, and before return to the COUNTY, the Airline shall promptly notify the COUNTY and pay the COUNTY on demand the replacement value of the Lift Device determined immediately prior to the occurrence as reimbursement to the COUNTY for such occurrence. As used herein, replacement value of the Lift Device shall mean the cost of replacement of the Lift Device by purchasing its replacement thereof from the manufacturer.

e.	Title to the Lift Device is and at all times shall remain in the COUNTY. Further, the Airline shall not sell, mortgage, assign, transfer, lease, sublet, loan, part with possession of or encumber the Lift Device or permit any liens or charges to become effective thereon or permit or attempt to do any of the acts aforesaid. The Airline agrees, at its own expense, to take such action as may be necessary (i) to remove any such encumbrance, lien or charge, and (ii) to prevent any third party from acquiring any interest in the Lift Device or any part thereof.

f.	If at any time the Airline becomes aware of the need for maintenance or repairs to the Lift Device, the Airline shall (i) promptly notify the Aviation Department in writing of the nature of the maintenance or repairs needed, and (ii) refrain from using the Lift Device until such time as the Aviation Department has performed such repairs or maintenance as it deems necessary and has granted its written consent to commence use of the Lift Device.

3.	Airline agrees to comply with all federal, state, County and local laws, regulations, codes, and ordinances, and all applicable requirements of the manufacturer of the Lift Device, applicable to the physical possession, operation, condition, use and maintenance of the Lift Device.

4.	Airline acknowledges that the COUNTY is not the manufacturer of the Lift Device or a dealer in similar property and has not made and does not make any representation, warranty, or covenant, express or implied, with respect to the condition, quality, durability, suitability or merchantability of the Lift Device. COUNTY shall not be liable to Airline for any liability, loss or damage caused or alleged to be caused directly or indirectly by the Lift Device, by any inadequacy thereof or defect therein, or by any incident in connection therewith. In the event Airline provides written notice to COUNTY of a claim against Airline relating to the operation of the Lift Device, COUNTY shall, to the extent possible, assign any applicable manufacturer’s warranty and/or claim against the manufacturer with respect to the Lift Device to Airline; provided, however, that in assigning such claim, COUNTY’S right to assert a claim in its own interest shall not be prejudiced thereby.

5.	The Airline acknowledges that COUNTY may establish, in its discretion, reasonable and nondiscriminatory fees and charges for the use and/or maintenance of the Lift Device. Airline agrees to pay any such fees and charges in the manner prescribed by the Director of Aviation.

6.	COUNTY and Airline reserve the right to assign all of the obligations to maintain and operate the Lift Device, as provided herein, on behalf of COUNTY and Airline, to a provider of ground handling services.

Exhibit C-1 Page 2 of 2

EXHIBIT E

ENVIRONMENTAL DOCUMENTS

Company Name: Spirit Airlines

Mailing Address: 2800 Executive Way

Street or Post Office

City Miramar	State FL	Zip Code 33025

Type of Agreement:

The Lessee has the following documents, if applicable, which may be requested by the County for review: If not applicable, note A NA@.

1. Best Management Plan, dated n/a

2. Stormwater Pollution Prevention Plan, dated n/a

3. Spill Prevention Control and Countermeasures Plan, dated n/a

4. Hazardous Materials Plan, dated n/a

Other applicable environmental plans:

_M S G P FLR05E168 7/20/2001 thru 7/19/2006

The Lessee is required to file the SARA Title III Reporting?             Yes    x    No

If Yes, was last filed on (date)	.

The Lessee is a generator of hazardous waste pursuant to 40 CFR 261?             Yes    x    No

If Yes, the status is              conditionally exempt;             small;                    large quantity Generator.

If required, reports were filed on (date)                                         .

The following environmental licenses and/or permits (County, State, Federal) are issued to the Lessee: (These licenses/permits include but not limited to storage tanks, hazardous material, air, solid waste, hazardous waste, industrial wastewater pretreatment, and stormwater.)

	Permit Name/Type	License No.	Date Expires
1.	MSGP	FLR05E168	7/19/2006

2.
3.
4.

Exhibit E Page 1 of 1

AMENDMENT NO. 1

to the

AIRLINE-AIRPORT USE AND LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 1 to the Airline-Airport Lease and Use Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective August 17,1999, COUNTY and LESSEE entered into an Airline-Airport Lease and Use Agreement as amended by the Addendum hereto (said Agreement as amended by the Addendum hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect a change in the term of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Notwithstanding anything to the contrary set forth in the Agreement, the term of the Agreement shall be month to month, terminable by either party upon 30 days written notice to the other party at any time; provided, however, that in any event, the Agreement shall terminate on September 30, 2009, unless sooner terminated as provided herein.

3.	The Lessee acknowledges that, through the date hereof, it has no claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each AWhereas@ clause set forth above is acknowledged by the parties.

13.	This Amendment No.1 to the Agreement may be executed in up to five (5) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 1 to the Airline-Airport Lease and Use Agreement on the respective dates under each signature: BROWARD COUNTY through its BOARD OF COUNTY COMISSIONERS, signing

2

by and through its Mayor or Vice Mayor, authorized to execute same by Board action on 17th Day of August, 2004, and Spirit Airlines, Inc., signing by and through its EVP & CFO, duly authorized to execute same.

COUNTY

ATTEST:	BROWARD COUNTY, by and through its Board of County Commissioners

/s/ illegible	By	/s/ Ilene Lieberman
Broward County Administrator, as Ex-officio Clerk of the Broward County Board of County Commissioners		Mayor

17th day of August, 2004

Approved as to form by

Office of the County Attorney

for Broward County, Florida

EDWARD A. DION

County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-7641

	By	/s/ illegible
Assistant County Attorney

3

AMENDMENT NO.1 TO THE AGREEMENT TO THE AIRLINE-AIRPORT LEASE AND

USE AGREEMENT BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

LESSEE

ATTEST:		Spirit Airlines, Inc.

By:	/s/ Maria Knutsen Pugh	/s/ John R. Severson

	Maria Knutsen Pugh Secretary	Title:	John R. Severson EVP & CFO

(CORPORATE SEAL)

12th day of August, 2004

WITNESS:

/s/ illegible

/s/ Melissa Blane

4

AMENDMENT NO. 2

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No.2 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No.1 thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect relocation of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-1 of the Agreement is hereby replaced in its entirety by Exhibit A-2 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-1 shall be deemed to refer to Exhibit A-2.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 2 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ George E. Spofford
George E. Spofford, Director of Aviation, Broward County Aviation Department 27 day of July, 1998.

2

AMENDMENT NO. 2 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

SHARON L. CRUZ, Interim County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

	By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ illegible		By	/s/ Ned Homfeld
Secretary		Title:	Ned Homfeld President & CEO

(CORPORATE SEAL)		10th day of July, 1998

WITNESS:

/s/ Melodie A. Buskirk

CCL:SSS

G:\BUS\WORK\ADDENDUM\SPIRITBLA.A02

July 1, 1998

3

EXHIBIT AA-2

LEASED PREMISES

SPIRIT AIRLINES, INC.

~~A.~~	~~370 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.~~

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	~~56~~ 130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

4

AMENDMENT NO. 3

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 3 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No. 1 and Amendment No. 2 thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-2 of the Agreement is hereby replaced in its entirety by Exhibit A-3 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Airports, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-2 shall be deemed to refer to Exhibit A-3.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 3 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ William F. Sherry
William F. Sherry, Director of Airports, For George E. Spofford, Director of Aviation Broward County Aviation Department 1 day of October, 1998.

2

AMENDMENT NO.3 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

SHARON L. CRUZ, Interim County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

	By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ illegible		By:	/s/ illegible
Secretary

		Title:	EVP

(CORPORATE SEAL)		14th day of September, 1998

WITNESS:

/s/ Melodie A. Buskirk

CCL:SSS

G:\BUS\WORK\ADDENDUM\SPIRITBLA.A03

August 21, 1998

3

EXHIBIT ~~A-2~~A-3

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	220 sq ft of Operations space (Type 2 space) in Terminal 3.

4

SPIRIT AIRLINE, INC.

AMENDMENT NO. 3

TERMINAL BUILDING LEASE AGREEMENT

SEPTEMBER 1998

		NO OF UNITS	RATE	RATE PERIOD	PER UNIT	ANNUAL AMOUNT	MONTHLY AMOUNT
TYPE 1	TICKET COUNTERS	140	$25.20	A	SF	$3,528.00	$294.00
	ATO/COMMON USE	848	$25.20	A	SF	$21,369.60	$1,780.80

TYPE 2	HOLD ROOM		$23.40	A	SF	$0.00	$0.00
	OPERATIONS	220	$23.40	A	SF	$5,148.00	$429.00
	BAG SERVICE		$23.40	A	SF	$0.00	$0.00
	VIP		$23.40	A	SF	$0.00	$0.00
	BAG CLAIM		$23.40	A	SF	$0.00	$0.00
	OTHER OFFICES		$23.40	A	SF	$0.00	$0.00

TYPE 3	BAG MAKE UP		$18.12	A	SF	$0.00	$0.00
	CURBSIDE CHECK-IN		$18.12	A	SF	$0.00	$0.00
TYPE 4	USEABLE COVERED		$1.00	A	SF	$0.00	$0.00

BAG MAKE-UP & CONVEYOR		4	$1,384.00	A	TC	$66,432.00	$5,536.00

CURBSIDE CONVEYOR SYSTEM		14	$220.00	A	LF	$3,080.00	$256.67

APRON FEE NARROW BODY			$150.00	A	LF	$0.00	$0.00

ELECTRIC		1208	$1.50	A	SF	$1,812.00	$151.00

MAINTENANCE		1208	$3.49	A	SF	$4,215.44	$351.29

JANITORIAL		140	$3.93	A	SF	$550.20	$45.85

TERMINAL BUILDING LEASE AGREEMENT						$106,135.24	$8,844.60
3 MONTHS REQUIRED DEPOSIT:		26,534
SECURITY DEPOSIT ON FILE:		24,975

ADDITIONAL REQUIRED DEPOSIT:		$1,559

5

AMENDMENT NO. 4

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 4 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No.1, Amendment No. 2,and Amendment No. 3, thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-3 of the Agreement is hereby replaced in its entirety by Exhibit A-4 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-3 shall be deemed to refer to Exhibit A-4.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 4 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation Broward County Aviation Department 12 day of February, 1999.

2

AMENDMENT NO. 4 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

Noel M. Pfeffer, Interim County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	/s/ illegible
Secretary	Title:	SVP & GM
(CORPORATE SEAL)

2nd day of February, 1999
WITNESS: /s/ Melodie A. Buskirk

CCL:SMS

G:\BUS\WORK\ADDENDUM\SPIRITBL4.wpd

December 1, 1998

3

EXHIBIT ~~A-3~~A-4

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	220 sq ft of Operations space (Type 2 space) in Terminal 3.

G.	483 sq ft of Operations space (Type 2 space) in Terminal 3.

4

EXHIBIT ~~A-3~~A-4

LEASED PREMISES

SPIRIT AIRLINES, INC.

5

AMENDMENT NO. 5

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment NO. 5 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No.1, Amendment No. 2, Amendment NO. 3 and Amendment No.4, thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-4 of the Agreement is hereby replaced in its entirety by Exhibit A-5 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Airports, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-4 shall be deemed to refer to Exhibit A-5.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 5 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation Broward County Aviation Department 22 day of March, 1999.

2

AMENDMENT NO. 5 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

NOEL M. PFEFFER, Interim County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	/s/ illegible
Secretary
	Title:	SR. VP & General Manager
(CORPORATE SEAL)

18th day of March, 1999
WITNESS:

/s/ Melodie A. Buskirk

CCL:SMS

G:\BUS\WORK\ADDENDUM\SPIRITBL5.WPD

January 21, 1999

3

EXHIBIT ~~A-4~~A-5

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	220 sq ft of Operations space (Type 2 space) in Terminal 3.

G.	483 sq ft of Operations space (Type 2 space) in Terminal 3.

H.	90 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

4

EXHIBIT ~~A-4~~A-5

LEASED PREMISES

SPIRIT AIRLINES, INC.

5

AMENDMENT NO. 6

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 6 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No.1, Amendment No. 2, Amendment No. 3, Amendment No.4, and Amendment No. 5 thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-5 of the Agreement is hereby replaced in its entirety by Exhibit A-6 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-5 shall be deemed to refer to Exhibit A-6.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 6 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation Broward County Aviation Department 16 day of August, 1999.

2

AMENDMENT NO. 5 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

EDWARD A. DION, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	/s/ Edward W. Homfeld
Secretary		EDWARD W. HOMFELD

	Title:	President
(CORPORATE SEAL)

30th day of July, 1999
WITNESS: /s/ Melodie A. Buskirk

CCL:SMS

G:\BUS\WORK\ADDENDUM\SPIRITBLa..a06

July 20, 1999

3

EXHIBIT ~~A-5~~A-6

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	220 sq ft of Operations space (Type 2 space) in Terminal 3.

G.	483 sq ft of Operations space (Type 2 space) in Terminal 3.

H.	90 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

I.	309 square feet of Bag Service Office (Type 2 space) in Terminal 3.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

4

EXHIBIT ~~A-5~~A-6

LEASED PREMISES

SPIRIT AIRLINES, INC.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

5

AMENDMENT NO. 7

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 7 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1,1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No.6, thereto, (said agreement as amended ‘being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-6 of the Agreement is hereby replaced in its entirety by Exhibit A-7 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-6 shall be deemed to refer to Exhibit A-7.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 7 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation, Broward County Aviation Department day of , 199 .

2

AMENDMENT NO. 7 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by

Office of County Attorney

Broward County, Florida

EDWARD A. DION, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

By	/s/ illegible
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	/s/ Edward Homfeld - Edward Homfeld
Secretary	Title:	President
(CORPORATE SEAL)

day of , 19
WITNESS: /s/ Judith L. Garcia

CCL:SMS

G:\BUS\WORK\ADDENDUM\SPIRITBLa..a07

August 23, 1999

3

EXHIBIT ~~A-6~~A-7

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal 3 (Four ticket counter positions Numbers 17,18,19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 3.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 3. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	~~220~~ 522 sq ft of Operations space (Type 2 space) in Terminal 3.

G.	483 sq ft of Operations space (Type 2 space) in Terminal 3.

H.	90 square feet of Airline Ticket Offices (Type 1 space) in Terminal 3.

I.	309 square feet of Bag Service Office (Type 2 space) in Terminal 3.

Coding:	Words in ~~struck through~~ are deletions from existing text

Words in underscore type are additions.

4

EXHIBIT ~~A-6~~A-7

LEASED PREMISES

SPIRIT AIRLINES, INC.

Coding:	Words in ~~struck through~~ are deletions from existing text

Words in underscore type are additions.

5

AMENDMENT NO. 8

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 8 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No.4, Amendment No. 5, Amendment No.6, and Amendment No. 7 thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-7 of the Agreement is hereby replaced in its entirety by Exhibit A-8 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-7 shall be deemed to refer to Exhibit A-8.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

6.	The Lessee acknowledges that, through the date hereof, it has no claims against the County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement

7.	Except as set forth in Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

8.	Except as modified herein. All terms and conditions of the Agreement shall remain in full force and effect.

9.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-8 is incorporated into and a part if this Amendment by this reference.

2

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 8 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

		By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation,
Broward County Aviation Department

2 day of March, 2001.

AMENDMENT NO. 8 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

Approved as to form by
Office of County Attorney
Broward County, Florida
EDWARD A. DION, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-6968

	By	/s/ Tracy H. Lantenschlager
Assistant County Attorney
LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ illegible		By	/s/ Jacob M. Schorr
Secretary			Jacob M. Schorr

		Title:	President & CEO
(CORPORATE SEAL)
12th day of February, 2001

WITNESS:

/s/ Denise Masella
Denise Masella

/s/ Melodie A. Buskirk
Melodie A. Buskirk

3

EXHIBIT ~~A-7~~A-8

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	140 square feet of Ticket Counter space (Type 1 space) in Terminal ~~3~~ 4 (Four ticket counter positions Numbers 17, 18, 19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal ~~3~~ 4.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal ~~3~~ 4.

D.	Bag Make-up conveyor system and bag make-up space in Terminal ~~3~~ 4. Charge based on number of ticket counter positions.

E.	14 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	~~522~~ 672 sq ft of Operations space (Type 2 space) in Terminal ~~3~~ 4.

G.	483 sq ft of Operations space (Type 2 space) in Terminal ~~3~~ 4.

H.	90 square feet of Airline Ticket Offices (Type 1 space) in Terminal ~~3~~ 4.

I.	309 square feet of Bag Service Office (Type 2 space) in Terminal ~~3~~ 4.

4

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

5

EXHIBIT ~~A-7~~A-8

LEASED PREMISES

SPIRIT AIRLINES, INC.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

6

AMENDMENT NO. 9

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 9 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and Amendment No. 7, and Amendment No.8 thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

1

2.	Exhibit A-8 of the Agreement is hereby replaced in its entirety by Exhibit A-9 attached hereto and made a part hereof and the parties acknowledge that said exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-8 shall be deemed to refer to Exhibit A-9.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

6.	The Lessee acknowledges that, through the date hereof, it has no claims against the County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement

7.	Except as set forth in Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

8.	Except as modified herein. All terms and conditions of the Agreement shall remain in full force and effect.

9.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-9 is incorporated into and a part if this Amendment by this reference.

2

AMENDMENT NO. 9 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 9 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

		By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation
Broward County Aviation Department

25 day of June, 2001.

Approved as to form by

Office of County Attorney

Broward County, Florida

EDWARD A. DION, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

	By:	/s/ Tracy H. Lantenschlager
Assistant County Attorney

LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ illegible		By	/s/ Jacob M. Schorr
Secretary			Jacob M. Schorr

(CORPORATE SEAL)		Title:	President & CEO

13 day of June, 2001
WITNESS:

/s/ Denise Masella
Denise Masella

/s/ Melodie A. Buskirk
Melodie A. Buskirk

3

EXHIBIT ~~A-8~~A-9

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	~~140~~ 175 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (Four ticket counter positions Numbers 16, 17, 18, 19 and 20).

B.	130 square feet of Airline Ticket Offices (common use area) (Type 1 space) in Terminal 4.

C.	718 square feet of Airline Ticket Offices (Type 1 space) in Terminal 4.

D.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions.

E.	~~14~~ 17.5 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	672 square feet of Operations space (Type 2 space) in Terminal 4.

G.	483 square feet of Airline Ticket Offices (Type 2 space) in Terminal 4.

H.	90 square feet of Airline Ticket Office (Type 1 space) in Terminal 4.

I.	309 square feet of Bag Service Office (Type 2 space) in Terminal 4.

J.	83 square feet of operations space (Type 2 space ) in Terminal 4.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

4

EXHIBIT ~~A-8~~ A-9

LEASED PREMISES

TERMINAL 4 - LOWER LEVEL - OPERATIONS

SPIRIT AIRLINES, INC.

H5
H-5
3 Position
Counter
J

EXHIBIT A-8 A-9
LEASED PREMISES
TERMINAL 4 - UPPER LEVEL - CONCOURSE
SPIRIT AIRLINES, INC.
Page 5 of 5

AMENDMENT NO. 10

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 10 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and legally authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, on October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendments No. 1 through 9, thereto, (said agreement as amended being hereinafter called the “Agreement”), pursuant to which LESSEE leased terminal space from County located within the Fort Lauderdale-Hollywood International Airport (the “Airport”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-9 of the Agreement is hereby replaced in its entirety by Exhibit A-10 attached hereto and made a part hereof and the parties acknowledge that said

1

exhibit depicts the leased Premises occupied by LESSEE effective upon execution of this Amendment by the Director of Aviation, and rentals shall be adjusted accordingly on such date. Every reference in the Agreement to Exhibit A-9 shall be deemed to refer to Exhibit A-10.

3.	In the event of any conflict or ambiguity between this Amendment and the Agreement, the parties hereto hereby agree that this document shall control.

4.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

5.	The Agreement, as amended hereby, incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained therein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter hereof that are not contained in the Agreement, as amended hereby. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written.

6.	The Lessee acknowledges that, through the date hereof, it has no claims against the County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement

7.	Except as set forth in Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

8.	Except as modified herein. All terms and conditions of the Agreement shall remain in full force and effect.

9.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-10 is incorporated into and a part if this Amendment by this reference.

2

AMENDMENT NO. 10 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 10 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

		By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation, Broward County Aviation Department
6 day of September, 2001

Approved as to form by

Office of County Attorney

Broward County, Florida

EDWARD A. DION, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-6968

	By	/s/ illegible
Assistant County Attorney
LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ illegible		By	/s/ Jacob M. Schorr
Secretary			Jacob M. Schorr

(CORPORATE SEAL)		Title:	President & CEO

WITNESS:		28 day of August, 2001

/s/ Melodie A. Buskirk
Melodie A. Buskirk

/s/ Denise Masella
Denise Masella

3

EXHIBIT ~~A-9~~A-10

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	~~175~~ 303 square feet of Ticket Counter space (Type 1 space) in Terminal 4 ( ~~Five~~ Seven ticket counter positions Numbers 16, 17, 18, 19 and 20, 21 & 22).

B.	~~808~~ 1,159 square feet of Airline Ticket Offices (Type 1 space) in Terminal 4.

C.	~~130~~ 211 square feet of Airline Ticket Offices (common use hallway area) (Type 1 space) in Terminal 4. (82% of 257 SF)

D.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions. (7 positions)

E.	~~17.5~~ 26.5 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	~~1,155~~ 1,399 square feet of Operations space (Type 2 space) in Terminal 4.

G.	~~309~~ 606 square feet of Bag Service Office (Type 2 space) in Terminal 4.

J.	83 square feet of Operations space (Type 2 space ) on Concourse “H” in Terminal 4.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

4

SPIRIT
99.888 SF
SPIRIT
115.651 SF
F
SPIRIT
276.737SF
SPIRIT
346.389 SF
F
SPIRIT
175.446 SF
SPIRIT
150.012 SF
F
SPIRIT
235.289 SF

Page 3 of 5

CLO.
OFFICE
SPIRIT
291.28 SF
OFFICE
SPIRIT
314.770 SF
G
CLO.

Page 4 of 5

AMENDMENT NO. 11

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 11 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 10 thereto, (said agreement as amended being hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-10 of the Agreement is hereby replaced in its entirety by Exhibit A-11 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 11 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-10 shall be deemed to refer to Exhibit A-11.

3.	The Lessee acknowledges that, through the date hereof, it has no claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-11 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 11 may be executed in up to three (3) counterparts, each of which shell be deemed to be an original.

2

AMENDMENT NO. 11 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 11 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:
William F. Sherry, Director of Aviation Broward County Aviation Department

day of , 20 .

Approved as to form by
Office of County Attorney
Broward County, Florida
Edward A. Dion, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

By
Assistant County Attorney

LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ John R. Severson		By	/s/ illegible
Secretary
John R. Severson
		Title:	President & CEO

(CORPORATE SEAL)		31st day of December, 2001

WITNESS:

/s/ Denise Masella
Denise Masella

/s/ Melodie A. Buskirk
Melodie A. Buskirk

3

EXHIBIT ~~A-10~~A-11

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	~~303~~ 389 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (~~Seven~~ Nine ticket counter positions Numbers 16, 17,18,19, 20, 21 & 22, 23 & 24).

B.	1,159 square feet of Airline Ticket Offices (Type 1 space) in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1 space) in Terminal 4. (82% of 257 SF)

D.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions. (9 positions)

E.	~~26.6~~ 34 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

F.	1,399 square feet of Operations space (Type 2 space) in Terminal 4.

G.	606 square feet of Bag Service Office (Type 2 space) in Terminal 4.

H.	83 square feet of Operations space (Type 2 space) on Concourse “H” in Terminal 4.

Coding:	Words in s~~truck through~~ are deletions from existing text.

Words in underscore type are additions.

Exhibit A-11 Page 1 of 5

AMENDMENT NO. 12

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 12 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 11 thereto, (said agreement as amended being hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-11 of the Agreement is hereby replaced in its entirety by Exhibit A-12 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 12 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-11 shall be deemed to refer to Exhibit A-12.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-12 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 12 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

2

AMENDMENT NO. 12 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 12 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

	By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation Broward County Aviation Department

5 day of June, 2002.

Approved as to form by
Office of County Attorney
Broward County, Florida
Edward A. Dion, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

	By	/s/ Illegible
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ John R. Severson	By	/s/ Jacob M. Schorr
Secretary		Jacob M. Schorr
John R. Severson
	Title:	President & CEO

(CORPORATE SEAL)	13 day of May, 2002

WITNESS:

/s/ Melodie A. Buskirk
Melodie A. Buskirk

/s/ Judith Garcia
Judith Garcia

3

EXHIBIT ~~A-11~~ A-12

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	389 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (Nine ticket counter positions Numbers 16, 17, 18, 19, 20, 21 & 22, 23 & 24).

B.	~~1,159~~ 1,381 square feet of Airline Ticket Offices (Type 1 space) in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1 space) in Terminal 4. (82% of 257 SF).

D.	14 square feet of Airline Ticket Offices (common use hallway area) (Type 1 space) in Terminal 4. (24% of 57 SF).

E.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions. (9 positions).

F.	34 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

G.	~~1,399~~ 2,469 square feet of Operations space (Type 2 space) in Terminal 4.

H.	606 square feet of Bag Service Office (Type 2 space) in Terminal 4.

I.	83 square feet of Operations space (Type 2 space) on Concourse “H” in Terminal 4.

Coding:	Words in s~~truck through~~ are deletions from existing text.

Words in underscore type are additions.

Exhibit A-12 Page 1 of 5

SPIRIT
165.656 SF
SPIRIT
2021
228.731 SF
SPIRIT
2023
134.915 SF
SPIRIT
32.840 SF
2024
SPIRIT
597.308 SF
236.711 SF
181.00 SF
85.00 SF
389 S.F
C.U
2019
A
B
C
D
SPIRIT
123.430 SF
SPIRIT
98.686 SF
311.799 SF
2028
C.U
57.00 SF
55.941 S.F.
COUNTER TOP
SPIRIT
SPIRIT
SPIRIT
SPIRIT
SPIRIT

AMENDMENT ~~A-11~~ A-12
LEASED PREMISES
TERMINAL 4 - UPPER LEVEL - TICKETING
SPIRIT AIRLINES, INC.
PAGE 2 of 5

AMENDMENT ~~A-11~~ A-12
LEASED PREMISES
TERMINAL 4 - UPPER LEVEL - TICKETING
SPIRIT AIRLINES, INC.
PAGE 3 of 5

154.562 SF
120.015 SF
924.992 SF
RAMP STORAGE
SPIRIT
SPIRIT
192.510 SF
SPIRIT
G
SPIRIT
431.038 SF
ELECT.
118.561SF
131.109 SF
COMN.
167.523 SF
196.588 SF
102.240 SF
340.204 SF
MENS
137.809 SF
WOMENS
137.809 SF
338.406 SF
JANITOR CLOSET
49.54 SF
153.860 SF
STAIR No.7
148.336 SF
102.182 SF
SPIRIT
99.886 SF
SPIRIT
113.651 SF
G
SPIRIT
276.737SF
SPIRIT
256.40 SF
SPIRIT
150.012 SF
G
SPIRIT
235.289 SF
SPIRIT
346.389 SF
G
SPIRIT
175.446 SF

AMENDMENT ~~A-11~~ A-12
LEASED PREMISES
. ERMINAL 4 - LOWER LEVEL - BAGGAGE SERVICE
SPIRIT AIRLINES, INC.
PAGE 4 of 5

CLO.
OFFICE
SPIRIT
291.28 SF
H
OFFICE
SPIRIT
314.770 SF
CLO.

AMENDMENT ~~A-11~~ A-12
LEASED PREMISES
TERMINAL 4 - UPPER LEVEL - CONCOURSE "H"
SPIRIT AIRLINES, INC.
~~PAGE 5 of 5~~

16'-2"
H-5
2066
82.917 SF
ELEV.
2067
74.298 SF

AMENDMENT NO. 12 TO THE TERMINAL BUILDING LEASE AGREEMENT

BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 12 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

By:
William F. Sherry, Director of Aviation
Broward County Aviation Department

day of , 20 .

Approved as to form by
Office of County Attorney
Broward County, Florida
Edward A. Dion, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

By
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ John R. Severson	By	/s/ Jacob M. Schorr
Secretary		Jacob M. Schorr
John R. Severson
	Title:	President & CEO

(CORPORATE SEAL)	13 day of May, 2002

WITNESS:

/s/ Melodie A. Buskirk
Melodie A. Buskirk

/s/ Judith Garcia
Judith Garcia

3

AMENDMENT NO. 13

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 13 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 12 thereto, (said agreement as amended being hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-12 of the Agreement is hereby replaced in its entirety by Exhibit A-13 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 13 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-12 shall be deemed to refer to Exhibit A-13.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-13 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 13 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 13 to the Terminal Building Lease Agreement on the respective dates under each signature.

2

AMENDMENT NO. 13 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

COUNTY

	By:	/s/ William F. Sherry
William F. Sherry, Director of Aviation
Broward County Aviation Department

27 day of March, 2003

Approved as to form by
Office of County Attorney
Broward County, Florida
Edward A. Dion, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

	By	/s/ Tracy H. Lautenschlager
Assistant County Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ Illegible	By	/s/ John R. Severson
Secretary		John R. Severson

	Title:	EVP & CFO

(CORPORATE SEAL)	11 day of March, 2003

WITNESS:

/s/ Illegible

/s/ Illegible

3

EXHIBIT ~~A-12~~A-13

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	389 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (Nine ticket counter position numbers ~~16~~, 17, 18, 19, 20, 21 22, 23, 24, & 25.

B.	~~1,381~~ 1,160 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF).

D.	~~14 square feet of Airline Ticket Offices (common use hallway area) (Type 1 space) in Terminal 4. (82% of 257 SF)~~.

E.	1,882 square feet of Type 1 space (Atrium) in Terminal 4.

F.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions (9 positions).

G.	2,469 square feet of Operations space (Type 2) space in Terminal 4.

H.	606 square feet of Bag Service Office (Type 2) space in Terminal 4.

I.	83 square feet of Operations space (Type 2) space on Concourse “H” in Terminal 4.

J.	34 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

Coding:	Words in ~~struck through~~are deletions from existing text.

Words in underscore type are additions.

Exhibit A-13 Page 1 of 6

AMENDMENT ~~A-12~~ A-13
LEASED PREMISES
SPIRIT AIRLINES, INC.
TERMINAL 4 -LOWER LEVEL - OPERATIONS
PAGE 4 of 6

RAMP STORAGE
154.
120.015 SF
924.992 SF
SPIRIT
152.612 SF
SPIRIT
192.510 SF
G
SPIRIT
431.659 SF
ELECT.
116.561SF
131.109 SF
COMM.
167.523 SF
196.588 SF
102.240 SF
340.204 SF
44.26SF
MENS
137.809 SF
338.406 SF
JANITOR CLOSET
44.10 SF
WOMENS
137.809 SF
49.54 SF
153.860 SF
STAIR No.2
148.338 SF
102.182 SF
SPIRIT
99.888 SF
SPIRIT
115.651 SF
G
SPIRIT
276.737SF
SPIRIT
346.389 SF
G
SPIRIT
175.446 SF
SPIRIT
256.40 SF
SPIRIT
150.012 SF
G
SPIRIT
235.289 SF

AMENDMENT NO. 14

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 14 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 13 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-13 of the Agreement is hereby replaced in its entirety by Exhibit A-14 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 14 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-13 shall be deemed to refer to Exhibit A-14.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-14 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 14 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 14 to the Terminal Building Lease Agreement on the respective dates under each signature.

2

AMENDMENT NO. 14 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

COUNTY

		By:	/s/ Tom Jargiello
Tom Jargiello Acting Director of Aviation Broward County Aviation Department

19 day of Aug, 2003.

    Approved as to form by

    Office of County Attorney

    Broward County, Florida

    Edward A. Dion, County Attorney

    Governmental Center, Suite 423

    115 South Andrews Avenue

    Fort Lauderdale, Florida 33301

    Telephone:   (954) 357-7600

    Telecopier:   (954) 357-7641

	By:	/s/ Tracy H. Lautenschlager
Assistant County Attorney

LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ Maria Knutsen Pugh		By:	/s/ John R. Severson
Maria Knutsen Pugh			John R. Severson
Secretary		Title:	EVP & CFO

(CORPORATE SEAL)		6th day of August, 2003

WITNESS:

/s/ Judith L. Berger

/s/ illegible

3

EXHIBIT ~~A-13~~A-14

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	~~389~~550 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (~~Nine~~Fourteen ticket counter positions Number 17,18,19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, & 30.

B.	1,160 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF).

D.	1,882 square feet of Type 1 space (Atrium) in Terminal 4.

E.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions (~~9~~ 12 positions). (Counter with positions 27 & 28 has been temporarily removed).

E.	~~2,469~~3,598 square feet of Operations space (Type 2) space in Terminal 4.

F.	606 square feet of Bag Service Office (Type 2) space in Terminal 4.

H.	83 square feet of Operations space (Type 2) space on Concourse “H” in Terminal 4.

I.	~~34~~48 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased. (7 linear feet not included, as counter with positions 27 & 28 has been temporarily removed).

Coding:	Words in ~~struck through~~are deletions from existing text.

Words in underscore type are additions.

Exhibit A-14 Page 1 of 6

EXHIBIT A-14

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - UPPER LEVEL - TICKETING

Exhibit A-14 Page 2 of 6

EXHIBIT ~~A-13~~A-14

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - UPPER LEVEL - ATRIUM

Exhibit A-14 Page 3 of 6

EXHIBIT ~~A-13~~A-14

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - LOWER LEVEL - OPERATIONS

Exhibit A-14 Page 4 of 6

EXHIBIT ~~A-13~~A-14

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - LOWER LEVEL - BAGGAGE SERVICE

Exhibit A-14 Page 5 of 6

EXHIBIT ~~A-13~~A-14

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 – UPPER LEVEL – CONCOURSE H

Exhibit A-14 Page 6 of 6

AMENDMENT NO. 15

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 15 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 14 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-14 of the Agreement is hereby replaced in its entirety by Exhibit A-15 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 15 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-14 shall be deemed to refer to Exhibit A-15.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein. All terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-15 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 15 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 15 to the Terminal Building Lease Agreement on the respective dates under each signature.

2

AMENDMENT NO. 15 TO THE TERMINAL BUILDING LESE AGREEMENT BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

COUNTY

		By:	/s/ Tom R. Jargiello
Tom R. Jargiello, Director of Aviation
Broward County Aviation Department

15th day of December, 2004.

Approved as to form by

Office of County Attorney

Broward County, Florida

Edward A. Dion, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-7641

	By	/s/ illegible
Assistant County Attorney
LESSEE

ATTEST:		SPIRIT AIRLINES, INC.

/s/ Maria Knutsen-Pugh		By	/s/ John R. Severson
Maria Knutsen-Pugh			John R. Severson
Corporate Secretary

(CORPORATE SEAL)		Title:	EVP & CEO

30 day of November, 2004

WITNESS:

/s/ illegible

/s/ illegible

3

EXHIBIT ~~A-14~~A-15

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	~~550~~ 750 square feet of Ticket Counter space (Type 1 space) in Terminal 4 (~~Fourteen~~ eighteen ticket counter positions numbers 17,18,19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33 & 34) on a preferential basis in Terminal 4.

NOTE: Positions 31-34 are leased on a limited preferential basis only and are subject to the schedule needs of Cayman Airways and Travelspan Vacations as a first priority.

B.	1,160 square feet of Airline Ticket Offices (Type 1 space) in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF).

D.	1,882 square feet of Type 1 space (Atrium) in Terminal 4.

E.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions (~~14~~ 16 positions). (Counter with positions 27 & 28 has been temporarily removed).

F.	3,598 square feet of Operations space (Type 2) space in Terminal 4.

G.	606 square feet of Bag Service Office (Type 2) space in Terminal 4.

H.	65 ~~48~~ linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased. (7 linear feet not included, as counter with positions 27 & 28 has been temporarily removed).

I.	~~83 square feet of Operations space (Type 2) space on Concourse “H” in terminal 4.~~

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

Exhibit A-15 Page 1 of 5

EXHIBIT ~~A-14~~ A-15

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - UPPER LEVEL – TICKETING

B
Spirit Airlines
1,160 s.f.
C
211 s.f.
(82% of 257 s.f.)
A
Spirit Airlines
750 s.f.

Exhibit A-15 Page 2 of 5

EXHIBIT ~~A-14~~ A-15

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - UPPER LEVEL – ATRIUM

Exhibit A-15 Page 3 of 5

EXHIBIT ~~A-14~~ A-15

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - LOWER LEVEL - OPERATIONS

Exhibit A-15 Page 4 of 5

EXHIBIT ~~A-14~~ A-15

LEASED PREMISES

SPIRIT AIRLINES

TERMINAL 4 - LOWER LEVEL - BAGGAGE SERVICE

Exhibit A-15 Page 5 of 5

AMENDMENT NO. 16

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 16 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 15 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-15 of the Agreement is hereby replaced in its entirety by Exhibit A-16 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 16 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-15 shall be deemed to refer to Exhibit A-16.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-16 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 16 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 16 to the Terminal Building Lease Agreement on the respective dates under each signature.

2

AMENDMENT NO. 16 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN

BROWARD COUNTY AND SPIRIT AIRLINES, INC.

COUNTY

	By:	/s/ illegible for
Robert Bielek, Interim Director of Aviation Broward County Aviation Department

28 day of December, 2006

Approved as to form by

Office of County Attorney

Broward County, Florida

JEFFREY J. NEWTON, County Attorney

Governmental Center, Suite 423

115 South Andrews Avenue

Fort Lauderdale, Florida 33301

Telephone: (954) 357-7600

Telecopier: (954) 357-7641

	By	/s/ illegible
Assistant Country Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	/s/ B. B. Baldanza
Secretary
	Title:	B. Ben Baldanza
President & CEO

(CORPORATE SEAL)		26 day of October, 2006

WITNESS:

/s/ illegible

/s/ illegible

3

EXHIBIT ~~A-15~~ A-16

LEASED PREMISES

SPIRIT AIRLINES, INC.

A.	750 square feet of Ticket Counter space (Type 1 space) in Terminal 4 eighteen ticket counter position numbers 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33 & 34_on a preferential basis in Terminal 4.

NOTE: Positions 31-34 are leased on a limited preferential basis only and are subject to the schedule needs of Cayman Airways and Travelspan Vacations as a first priority.

B.	1,160 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF).

D.	1,882 square feet of Type 1 space (Atrium) in Terminal 4.

E.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions 16 positions. (Counter with positions 27 & 28 has been temporarily removed).

F.	~~3,598~~ 3738 square feet of Operations space (Type 2) space in Terminal 4.

G.	606 square feet of Bag Service Office (Type 2) space in Terminal 4.

H.	65 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased. (7 linear feet not included, as counter with positions 27 & 28 has been temporarily removed).

I.	78 square feet of former rental car counter (Type 2) space in Terminal 4.

Coding:	Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

Exhibit A-16 Page 1 of 6

B
Spirit Airlines
1,160 s.f.
C
211 s.f.
(82% of 257 s.f.)
A
Spirit Airlines
750 s.f.

Exhibit A-16 Page 2 of 6

6

7

8

MECH. RM.
STAIR NO.3
VESTIBULE
ESCALATOR NO.2

Exhibit A-16 Page 6 of 6

9

AMENDMENT NO. 17

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 17 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 16 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect an addition of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-16 of the Agreement is hereby replaced in its entirety by Exhibit A-17 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 17 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice. Every reference in the Agreement to Exhibit A-16 shall be deemed to refer to Exhibit A-17.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document.

7.	Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

8.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

9.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

10.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

11.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs.

12.	The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

13.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

14.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-17 is incorporated into and made a part of this Amendment by this reference.

2

15.	This Amendment No. 17 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 17 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

	By:	/s/ Robert Bielek
Robert Bielek, Interim Director of Aviation
Broward County Aviation Department

27th day of April , 2007

Approved as to form by
Office of County Attorney
Broward County, Florida
JEFFREY J. NEWTON, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

	By	/s/ illegible
Assistant Country Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

/s/ illegible	By	B. B. Baldanza
Secretary		Print

Signature

(CORPORATE SEAL)	Title:	B. Ben Baldanza President & CEO
WITNESS:
10 day of April , 2007
/s/ illegible
/s/ illegible

3

EXHIBIT ~~A-16~~ A-17

LEASED PREMISES - SPIRIT AIRLINES, INC.

A.	750 square feet of Ticket Counter space (Type 1 space) in Terminal 4 eighteen ticket counter position numbers 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33 & 34 on a preferential basis in Terminal 4.

NOTE: Positions 31-34 are leased on a limited preferential basis only and are subject to the schedule needs of Cayman Airways and Travelspan Vacations as a first priority. Only Cayman Airways and Travelspan Vacations will be considered as a schedule priority over Spirit.

B.	1,160 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF).

D.	1,882 square feet of Type 1 space (Atrium) in Terminal 4.

E.	4,097 square feet of Hold Room (Type 2) space on a limited preferential basis in Terminal 4 (gates H1, H3 and H9).

F.	375 linear feet of apron space in Terminal 4 (3 narrow body gates) gates H1, H3 & H9.

G.	3 Fuel Hydrant System charges (3 gates) in Terminal 4 (gates H1, H3 & H9).

H.	7,392 square feet of Usable Covered (Type 4) space in Terminal 4.*

I.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions 16 positions. (Counter with positions 27 & 28 has been temporarily removed).

J.	~~3738~~ 3,319 square feet of Operations space (Type 2) space in Terminal 4.

K.	606 square feet of Bag Service Office (Type 2) space in Terminal 4.

L.	65 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased. (7 linear feet not included, as counter with positions 27 & 28 has been temporarily removed).

M.	78 square feet of former rental car counter (Type 2) spacein Terminal 4.

N.	Passenger loading bridges fees will be assessed on a per-use basis for County-owned loading bridges.

Coding	Words in ~~struck through~~ are deletions from existing text.
Words in underscore type are additions.

*	Usable Covered Space is defined as the sidewalk and adjoining area below the concourse, which is used for storage of lessee’s equipment. Three gates @ 2,464 S.F. of Usable Covered Space per gate.

Exhibit A-16 Page 1 of 6

B
Spirit Airlines
1,160 s.f.
C
211 s.f.
(82% of 257 s.f.)
A
Spirit Airlines
750 s.f.

Exhibit A-17 Page 2 of 7

6

EXHIBIT ~~A-16~~ A-17
LEASED PREMISES
SPIRIT AIRLINES, INC
RMINAL 4 – UPPER LEVEL – CONCOURSE H

E
1,314 S.F.
E
1,305 S.F.
H-3
3 Position
Counter
H-5
3 Position
Counter
H-4
3 Position
Counter
H-6
3 Position
Counter
H-7
3 Position
Counter
H-9
3 Position
Counter
H-8
3 Position
Counter
E
1,478 S.F.
H-10
3 Position
Counter

Exhibit A-17 Page 4 of 7

7

8

9

10

AMENDMENT NO. 18

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This Amendment No. 18 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “COUNTY,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware corporation, authorized to do business in the State of Florida, hereinafter referred to as “LESSEE.”

WHEREAS, effective October 1, 1996, COUNTY and LESSEE entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 17 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect a change of Leased Premises; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement;

NOW, THEREFORE,

IN CONSIDERATION of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, COUNTY and LESSEE hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-17 of the Agreement is hereby replaced in its entirety by Exhibit A-18 attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by LESSEE effective upon execution of this Amendment No. 18 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in the written notice or, if later, on the date of actual occupancy by Lessee of any portion of the Leased Premises not occupied on such date of execution. Every reference in the Agreement to Exhibit A-17 shall be deemed to refer to Exhibit A-18.

3.	The Lessee acknowledges that, through the date hereof, it has no known claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document.

7.	Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

8.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

9.	Except as set forth in the Agreement, as amended, no modification, amendment, or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

10.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

11.	Lessee hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs.

12.	The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

13.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless County or Lessee elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

14.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-18 is incorporated into and made a part of this Amendment by this reference.

2

15.	This Amendment No. 18 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 18 to the Terminal Building Lease Agreement on the respective dates under each signature.

COUNTY

	By:	/s/ Kent George
Kent George, Director of Aviation
Broward County Aviation Department

30th day of April , 2008

Approved as to form by
Office of County Attorney
Broward County, Florida
JEFFREY J. NEWTON, County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7641

	By	/s/ illegible
Assistant Country Attorney

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

By
Secretary		Print

/s/ illegible
Signature

(CORPORATE SEAL)	Title:	David Lancelot
SVP & CFO
WITNESS:
[illegible] day of [illegible] , 2008
/s/ illegible

EXHIBIT ~~A-17~~ A-18

LEASED PREMISES – SPIRIT AIRLINES, INC.

A.	~~750~~ 1,500 square feet of Ticket Counter space (Type 1) space in Terminal 4 eighteen ticket counter position numbers 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41 & 42 on a preferential basis in Terminal 4.

B.	~~1,160~~ 1,254 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	211 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF)

D.	~~1,882~~ 2,178 square feet of other office (Type 2) space (3rd floor-320 Terminal Drive) in Terminal 4.

E.	~~4,097~~ 12,612 square feet of Hold Room (Type 2) space on a limited preferential basis in Terminal 4 (gates H1, H3, H5, H6, H7, H9 and H10). Lessee agrees to maintain at least seven (7) turns per day on each gate. County shall have the right to terminate the least of a gate upon 30 days notice if utilization falls below the minimum turns per day. A turn is defined as an arrival and a departure.

F.	~~375~~ 925 linear feet of apron space in Terminal 4 (~~3~~ 6 narrow body gates: H1, H3, H5, H6, H9, and H10, 1 wide body gate: H7.

G.	~~3~~ 7 Fuel Hydrant System charges (~~3~~ 7 gates) in Terminal 4 (gates H1, H3, H5, H6, H7, H9 and H10)

H.	~~7,392~~ 17,248 square feet of Usable Covered (Type 4) space in Terminal 4. *

I.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions ~~16~~ 30 positions.

J.	~~3,319~~ 4,061 square feet of Operations space (Type 2) space in Terminal 4.

K.	~~606~~ 750 square feet of Bag Service Office (Type 2) space in Terminal 4.

L.	~~65~~ 127.5 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

~~M.~~	~~78 square feet of former rental car counter (Type 2) space in Terminal 4.~~

~~N.~~ M.	Passenger loading bridges fees will be assessed on a per-use basis for County-owned loading bridges.

Coding:	Words in ~~struck through~~ are deletions from existing text.
Words in underscore type are additions.

Usable Covered Space is defined as the sidewalk and adjoining area below the concourse, which is used for storage of lessee’s equipment. ~~Three~~ Seven gates @ 2.464 S.F. of Usable Covered Space per gate.

Exhibit A-18 Page 1 of 6

A
1,500 S.F.
TELCO
5.876 SF
SPIRIT
597.308 SF
B
SPIRIT
B
2.640 SF
SPIRIT
134.915 SF
B
TELCO
C
211 S.F.
(82% of 257 S.F.)
B
SPIRIT
137.39 SF
B
SPIRIT
91.34 SF
B
SPIRIT
165.656 SF
TELCO
Spirit
B
94 S.F.

Exhibit A-18
Page 2 of 6

Exhibit ~~A-17~~ A-18
Leased Premises
Spirit Airlines, Inc.
Terminal 4 – 320 Terminal Drive – 3rd Floor

OPEN TO BELOW
APPROXIMATE PROJECT LIMIT LINE
D
Spirit
2,178 S.F.
CORRIDOR
WOMEN'S RESTROOM
MEN'S RESTROOM
CONFERENCE/ TRAINING ROOM
FILE STORAGE
RECEPTION
CBP AREA
GENERAL OFFICE
SENIOR INSPECTOR
SECURE STORAGE
BREAK ROOM
DATA/COMM ROOM
STAIR

Exhibit A-18
Page 3 of 6

Spirit
E
H-1
3 Position
Counter
H-2
3 Position
Counter
H-3
3 Position
Counter
H-4
3 Position
Counter
H-5
3 Position
Counter
H-6
3 Position
Counter
H-7
3 Position
Counter
H-8
3 Position
Counter
H-9
3 Position
Counter
H-10
3 Position
Counter

Exhibit A-18
Page 4 of 6

AMENDMENT NO. 19

to the

TERMINAL BUILDING LEASE AGREEMENT

Between

BROWARD COUNTY

and

SPIRIT AIRLINES, INC.

This AMENDMENT NO. 19 to the Terminal Building Lease Agreement (“Amendment”) between BROWARD COUNTY, a political subdivision of the State of Florida, its successors and assigns, hereinafter referred to as “County,” through its Board of County Commissioners, and SPIRIT AIRLINES, INC., a Delaware Corporation, authorized to do business in the State of Florida, hereinafter referred to as “Lessee.”

WHEREAS, effective October 1, 1996 County and Lessee entered into a Terminal Building Lease Agreement which was amended by Amendment Nos. 1 through 18 thereto, (said agreement as amended hereinafter called the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect a change in Leased Premises; and

WHEREAS, Lessee acknowledges that the Fort Lauderdale Hollywood International Airport (“Airport”) is currently undergoing an expansion to Terminal 4; and

WHEREAS, Lessee recognizes that as a result of such expansion, the Airport will need to relocate existing tenants to vacant locations throughout the Airport; and

WHEREAS, Lessee has requested to temporarily utilize a certain location that the Airport has already identified as being necessary for future tenant relocation relating to the Terminal 4 expansion; and

WHEREAS, Lessee recognizes the importance of vacating the leased space, identified as 272 s.f. of former Air Canada Airline Ticket Office, as soon as requested by the Airport; and

WHEREAS, Lessee recognizes that failure to vacate the leased space, when requested to do so by the Airport, will have an adverse impact to the expansion of Terminal 4; and

WHEREAS, the Director of Aviation for Broward County has authority to amend the Agreement to alter the Leased Premises as set forth in Section 2.3 of the Agreement.

WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual terms, conditions, promises, covenants and payments hereinafter set forth, County and Lessee hereby agree as follows:

1.	The foregoing recitations are true and correct and are hereby incorporated herein by reference.

2.	Exhibit A-18 of the Agreement is hereby replaced in its entirety by Exhibit A-19, attached hereto and made a part hereof. Both parties acknowledge that said exhibit depicts the Leased Premises occupied by the Lessee effective upon execution of this Amendment No. 19 by the Director of Aviation, and rentals shall be adjusted accordingly on such date as specified in a written notice from the Aviation Department. Every reference in the Agreement to Exhibit A-18 shall be deemed to refer to Exhibit A-19 effective on the execution of this Amendment by the Director of Aviation.

3.	The Lessee acknowledges that, through the date hereof, it has no claims against County with respect to any of the matters covered by the Agreement, as amended, and it has no right of set-off or counterclaims against any of the amounts payable under the Agreement.

4.	In the event of any conflict or ambiguity between this amendment and the Agreement, the parties hereto hereby agree that this document shall control.

5.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

6.	This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, and understandings applicable to the matters contained herein and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this document that are not contained in this document. Accordingly, the parties agree that no deviation from the terms hereof shall be predicated upon any prior representations or agreements, whether oral or written.

7.	Preparation of the Agreement, as amended, has been a joint effort of Lessee and County and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than any other.

8.	No modification, amendment or alteration in the terms or conditions contained in the Agreement, as amended, shall be effective unless contained in a written document and executed by the parties hereto.

9.	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

10.	The parties hereby irrevocably submits to the jurisdiction of Florida’s state or federal courts in any action or proceeding arising out of or relating to the Agreement, as amended and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in Broward County, Florida, the venue situs. The parties agree that the Agreement, as amended, shall be construed and interpreted according to the laws of the State of Florida. To encourage prompt and equitable resolution of any litigation that may arise hereunder, the parties hereby waive any rights either may have to a trial by jury of any such litigation.

11.	In the event the Agreement, as amended, or a portion of the Agreement, as amended, is found by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be effective unless either party elects to terminate the Agreement. The election to terminate the Agreement based upon this provision shall be made within seven (7) days after the finding by the court becomes final.

12.	The truth and accuracy of each “Whereas” clause set forth above is acknowledged by the parties. The attached Exhibit A-19 is incorporated into and made a part of this Amendment by this reference.

13.	This Amendment No. 19 may be executed in up to three (3) counterparts, each of which shall be deemed to be an original.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have made and entered into this Amendment No. 19 to the Terminal Building Lease Agreement on the respective dates under each signature.

AMENDMENT NO. 19 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

LESSEE

ATTEST:	SPIRIT AIRLINES, INC.

	By:	David Lancelot
Secretary		SVP & CFO
Print Name

/s/ David Lancelot
Signature

(CORPORATE SEAL)	Title:

WITNESS:	12th day of May, 2009

/s/ illegible

/s/ illegible

AMENDMENT NO. 19 TO THE TERMINAL BUILDING LEASE AGREEMENT BETWEEN BROWARD COUNTY AND SPIRIT AIRLINES, INC.

COUNTY, through its Director of Aviation

	By	/s/ Kent George
Kent George, Director of Aviation,
Broward County Aviation Department

28 day of May, 2009.

Approved as to form by
Office of County Attorney
Governmental Center, Suite 423
115 South Andrews Avenue
Fort Lauderdale, Florida 33301
Telephone: (954) 357-7600
Telecopier: (954) 357-7461

By:	/s/ illegible
Assistant County Attorney

EXHIBIT ~~A-18~~A-19

LEASED PREMISES - SPIRIT AIRLINES, INC.

A.	1,500 square feet of Ticket Counter space (Type 1) space in Terminal 4 eighteen ticket counter position numbers 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40,41, & 42 on a preferential basis in Terminal 4.

B.	~~1,254~~ 1526 square feet of Airline Ticket Offices (Type 1) space in Terminal 4.

C.	~~211~~ 233 square feet of Airline Ticket Offices (common use hallway area) (Type 1) space in Terminal 4 (82% of 257 SF) & (20% of 108 SF)

A.	2,178 square feet of other office (Type 2) space (3rd floor-320 Terminal Drive) in Terminal 4.

E.	12,612 square feet of Hold Room (Type 2) space on a limited preferential basis in Terminal 4 (gates H1, H3, H5, H6, H7, H9, and H10). Lessee agrees to maintain at least seven (7) turns per day on each gate. County shall have the right to terminate the lease of a gate upon 30 days notice if utilization falls below the minimum turns per day. A turn is defined as an arrival and a departure.

F.	925 linear feet of apron space in Terminal 4 (6 narrow body gates): H1, H3 H5, H6, H9, and H10; (1 wide body gate): H7.

G.	7 Fuel Hydrant System charges (7 gates) in Terminal 4 (gates H1, H3, H5, H6, H7, H9, and H10).

H.	17,248 square feet of Usable Covered (Type 4) space in Terminal 4. *

2.	Bag Make-up conveyor system and bag make-up space in Terminal 4. Charge based on number of ticket counter positions 30 positions.

3.	~~4,061~~ 4384 square feet of Operations space (Type 2) space in Terminal 4.

4.	750 square feet of Bag Service Office (Type 2) space in Terminal 4.

L.	127.5 linear feet of Curbside conveyor system. Charge based on linear feet of ticket counter leased.

M.	Passenger loading bridges fees will be assessed on a per-use basis for County-owned loading bridges.

Coding: Words in ~~struck through~~ are deletions from existing text.

Words in underscore type are additions.

*	Usable Covered Space is defined as the sidewalk and adjoining area below the concourse, which is used for storage of lessee's equipment. Seven gates @ 2,464 S.F. of Usable Covered Space per gate.

Exhibit A-1

A
1500 s.f.
SPIRIT
B
SPIRIT
TELCO
SPIRIT
SPIRIT
SPIRIT
SPIRIT
TELCO
SPIRIT
B
TELCO
C.U.
C.U.
BAR
BAR SEATING AREA
CA-1 OFFICE

Exhibit A-19
Page 2 of 6

Exhibit ~~A-18~~ A-19
Leased Premises
Spirit Airlines, Inc.
Terminal 4 – 320 Terminal Drive – 3rd Floor

D
SPIRIT
2,178 S.F.
DUTY FREE SHOP
DUTY FREE SHOP

Exhibit A-19
Page 3 of 6

Exhibit ~~A-18~~ A-19
Leased Premises
Spirit Airlines, Inc.
Termnal 4 – Upper Level – Concourse H

Spirit
E
H-1
3 Position
Counter
H-2
3 Position
Counter
H-3
3 Position
Counter
H-4
3 Position
Counter
H-5
3 Position
Counter
H-6
3 Position
Counter
H-7
3 Position
Counter
H-8
3 Position
Counter
H-9
3 Position
Counter
H-10
3 Position
Counter

Exhibit A-19
Page 4 of 6

Exhibit ~~A-18~~ A-19
Leased Premises
Spirit Airlines, Inc.
ermnal 4 – Upper Level – Concourse H

SPIRIT
SPIRIT
SPIRIT 162
AIR JAMAICA
TELCO
SPIRIT
SPIRIT
SPIRIT
SPIRIT

Exhibit A-19
Page 5 of 6